UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ◻

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☒	Definitive Proxy Statement
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Hut 8 Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2025

Notice of Annual Meeting of Stockholders

and Proxy Statement

HUT 8 is an energy infrastructure platform that integrates power, digital infrastructure, and compute at scale.
We take a power-first, innovation-driven approach to developing, commercializing, and operating the critical infrastructure that underpins the breakthrough technologies of today and tomorrow.

A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER

“Throughout this
transformation, our
decisions were
grounded
in fundamentals: capital
discipline, operational
efficiency, and a long-
term orientation.
These fundamentals
have guided us in the
past, and they will continue to
guide us in the future.”

On behalf of our board of directors and our entire company, we are pleased to invite you to attend our 2025 Annual Meeting of Stockholders to be held on Wednesday, June 18, 2025, at 10:00 a.m. (Eastern Time) at www.virtualshareholdermeeting.com/HUT2025.

Just over a year ago, I made a commitment to set Hut 8 on a new trajectory. That commitment was grounded in the belief that we could fundamentally transform our business through deliberate design, rigorous planning, and disciplined execution.

In 2024, we delivered on that commitment. We executed a comprehensive transformation of the legacy Hut 8 business, driving measurable improvements in performance while establishing what we believe is a resilient foundation for profitable, long-term growth. This transformation was driven by three core objectives: optimizing operations, fortifying our capital strategy, and developing a high-velocity power origination pipeline.

At the heart of our transformation was a simple conviction: that the value of energy will continue to rise as the technologies fueling both daily life and world-changing innovation place ever-greater demands on a constrained electrical grid. As power becomes the defining constraint in digital infrastructure development, we believe access to scalable, cost-competitive energy assets will be the most important differentiator in our industry.

With that in mind, we shut down underperforming assets, energized new facilities, and deployed our proprietary energy curtailment software, Reactor, across the legacy Hut 8 portfolio. These actions delivered measurable impact, including a 30% reduction in our average energy cost per megawatt-hour and an approximately eight-point increase in gross margin per Bitcoin mined from Q4 2023 to Q4 2024. In parallel, we institutionalized operational discipline—recruiting veteran leaders from the energy and infrastructure sectors, expanding our in-house development program, and launching a data science function to optimize energy consumption across our fleet.

We also executed an integrated capital strategy to support balanced, risk-adjusted growth. Strategic deleveraging was central to this approach, as was the introduction of a proactive treasury management framework, under which we expanded our strategic Bitcoin reserve to more than 10,000 Bitcoin at year-end 2024. These actions contributed to a material increase in institutional ownership, which rose from approximately 12% at the end of Q1 2024 to approximately 55% at year-end 2024.

In a supply-constrained market, access to capacity is a critical advantage. Our ability to execute today is underpinned by the scale and velocity of our power development pipeline. Over the past year, we expanded our origination platform by engineering a disciplined, data-driven approach to site selection and portfolio construction. From Q2 2024 to year-end 2024, development capacity under diligence had more than quadrupled to 12,000 megawatts, while capacity under exclusivity had more than doubled to 2,800 megawatts. These milestones reflect not only the caliber of our team—which includes former senior executives from leading utilities, power generators, and energy investment firms—but also our ability to advance high-potential opportunities with institutional speed and rigor.

2025 Proxy Statement

To better reflect how we manage the business and how we intend to scale it, we introduced a new reporting structure aligned with the platform model that defines how we operate. Our new reporting segments—Power, Digital Infrastructure, and Compute—create a clearer link between our power-first strategy and the outcomes it drives. This structure is designed to enhance transparency, support more effective benchmarking, and provide investors with a more accurate framework for assessing our performance and allocating capital.

Throughout this transformation, our decisions were grounded in fundamentals: capital discipline, operational efficiency, and a long-term orientation. These fundamentals have guided us in the past, and they will continue to guide us in the future.

Looking ahead, our focus in 2025 is to accelerate our development flywheel—advancing origination, investment, monetization, and optimization as interdependent drivers of long-term value creation. Each of these drivers plays a distinct yet complementary role in our power-first strategy, and together, they define how we convert high-potential opportunities into scalable, revenue-generating infrastructure.

Thank you for your continued trust and conviction as we build an enduring, generational business at the intersection of energy and technology. The accompanying Notice of Annual Meeting and Proxy Statement contain information about the proposals that will be presented at the Annual Meeting and on which you are asked to vote. Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. I encourage you to read the materials carefully and vote promptly.

Sincerely,

Asher Genoot
Chief Executive Officer

2025 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

At our 2025 Annual Meeting of Stockholders, we are requesting your vote as to the matters of business set forth below:
Meeting Date & Time	Proposals	Items of Business	Vote Recommendation
Wednesday, June 18, 2025 10A.M. (Eastern Time) Location: Virtual www.virtualshareholder meeting.com/HUT2025	1	To elect eight directors to our board of directors;	“FOR” each of the nominees
	2	To approve, on an advisory basis, the compensation of our named executive officers;	“FOR”
	3	To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers;	“ONE YEAR” as the frequency
	4	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;	“FOR”
	5	To approve an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan; and	“FOR”
	6	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on April 23, 2025, will be entitled to receive notice of, and to attend and vote at, the Annual Meeting.

We will furnish our proxy materials over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are sending to certain of our stockholders a Notice of Internet Availability of Proxy Materials rather than a full paper set of the proxy materials. Such notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process will reduce the costs and environmental impact associated with printing and distributing our proxy materials. We expect to mail this notice and our proxy materials on or about April 30, 2025.

Contact Okapi Partners 1-844-202-7428 toll free Email info@okapipartners.com

YOUR VOTE IS IMPORTANT

We encourage you to vote by proxy in advance of the Annual Meeting, whether or not you plan to attend the meeting. The Notice of Internet Availability of Proxy Materials includes instructions on how to vote, including by Internet and telephone. If you hold your shares through a brokerage firm, bank, broker-dealer, or other similar organization, please follow their instructions.

If you have any questions about the Annual Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Okapi Partners, toll free at 1-844-202-7428 or by email at info@okapipartners.com.

By Order of the Board of Directors,

William Tai
Chair of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 18, 2025.

Our Proxy Statement and Annual Report are available at www.hut8.com/investors and www.proxyvote.com.

2025 Proxy Statement

Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

General Information

PROXY STATEMENT fOR THE 2025

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2025 at 10:00 a.m. (Eastern Time)

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by our board of directors for our 2025 Annual Meeting of Stockholders to be held on June 18, 2025, at 10:00 a.m. (Eastern Time) at www.virtualshareholdermeeting.com/HUT2025, and any adjournment or postponement of that meeting (the “Annual Meeting”). As a stockholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. On or about April 30, 2025, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”).

Hut 8 is an energy infrastructure platform that integrates power, digital infrastructure, and compute at scale to fuel next-generation, energy-intensive use cases such as Bitcoin mining and high-performance computing. We take a power-first, innovation-driven approach to developing, commercializing, and operating the critical infrastructure that underpins the breakthrough technologies of today and tomorrow.

On February 6, 2023, U.S. Data Mining Group, Inc., a Nevada corporation doing business as “US BITCOIN” (“USBTC”), Hut 8 Mining Corp., a corporation existing under the laws of British Columbia (“Legacy Hut”), and Hut 8 Corp., a newly-formed Delaware corporation, entered into a business combination agreement pursuant to which, among other things, Legacy Hut and its direct wholly-owned subsidiary, Hut 8 Holdings Inc., a corporation existing under the laws of British Columbia, amalgamated to continue as one British Columbia corporation (“Hut Amalco”) and both Hut Amalco and USBTC became wholly-owned subsidiaries of Hut 8 Corp. (the “Business Combination”). On November 30, 2023, the Business Combination was completed and Hut 8 Corp. began trading on the Nasdaq Stock Exchange LLC (“Nasdaq”) on December 4, 2023.

As used in our proxy materials, unless otherwise noted or the context otherwise requires:

●	references to the “Company,” “Hut 8,” “we,” “us,” “our,” and similar terms refer to Hut 8 Corp. and its consolidated subsidiaries including those existing prior to the consummation of the Business Combination;
●	references to “USBTC” are to U.S. Data Mining Group, Inc. and its consolidated subsidiaries prior to the consummation of the Business Combination; and
●	references to “Legacy Hut” are to Hut 8 Mining Corp. and its consolidated subsidiaries prior to the consummation of the Business Combination.

Our common stock trades on Nasdaq and the Toronto Stock Exchange (“TSX”) under the symbol “HUT.”

Answers to Common Stockholder Questions

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders online at www.proxyvote.com, rather than mailing printed copies of our proxy materials. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting and helps to conserve natural resources. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive printed copies of the proxy materials unless you request them. Instead, the notice will contain instructions on how to access and review the proxy materials online, including this proxy statement and our Annual Report, as well as the proxy card to vote online. If you would like printed copies of the proxy materials, please follow the instructions on the notice.

1 | 2025 Proxy Statement

General Information

Who is entitled to vote at the Annual Meeting?

Only stockholders of record of our common stock as of the close of business on April 23, 2025 (the “Record Date”) are entitled to receive notice and to vote their shares at the Annual Meeting. As of the close of business on the Record Date, there were 104,166,843 shares of common stock outstanding. Holders of our common stock are entitled to one vote for each share.

You may vote all of the shares owned by you as of the close of business on the Record Date. These shares include shares that are (i) held of record directly in your name and (ii) held for you as the beneficial owner through a broker, bank, or other nominee. There are distinctions between being a stockholder of record and a beneficial owner, as described below.

What is the difference between a stockholder of record and a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting, by telephone, over the Internet, or by filling out and returning your proxy card.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are a beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by your broker or other nominee who is considered, with respect to those shares, the stockholder of record. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares you hold in your account, and you may vote your shares online at the Annual Meeting only by following the instructions from your broker or other nominee.

What items will be voted on at the Annual Meeting?

There are five proposals to be voted on at the Annual Meeting:

1	ELECTION OF eight DIRECTORS to our board of directors	Board Recommends you Vote “FOR” each OF THE director nomineeS
2	ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	Board Recommends you Vote “FOR”
3	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	Board Recommends you Vote “ONE YEAR” as the frequency
4	RATIFICATION OF THe APPOINTMENT of KPMG LLP as our INDEPENDENT Registered public accounting firm for the fiscal year ending December 31, 2025	Board Recommends you Vote “FOR”
5	APPROVAL OF an amendment to the HUT 8 CORP. 2023 OMNIBUS INCENTIVE PLAN	Board Recommends you Vote “FOR”

Our amended and restated bylaws (the “bylaws”) require that we receive advance notice of any proposals to be brought before the Annual Meeting by our stockholders. We have not received any such proposals. We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the proxy holders appointed by our board of directors will have discretion to vote on those matters.

What vote is required for each proposal?

The election of directors; vote, on an advisory basis, on the approval of the compensation of our named executive officers; vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers; ratification of our independent registered public accounting firm; approval of an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan; and any other proposal that may come before the Annual Meeting will be determined by the vote of the holders of a majority of the votes cast.

2 | 2025 Proxy Statement

General Information

What do I need to do if I want to attend the meeting?

You may attend the Annual Meeting, as well as vote during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/HUT2025. You will need your 16-digit control number, which appears in the notice, the proxy card, or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.

What constitutes a quorum at the Annual Meeting?

The presence, in person or represented by proxy, of holders of at least 33.3% of the voting power of the outstanding shares of stock of the Company entitled to vote at the meeting constitutes a quorum. A quorum is required in order to hold and conduct business at the Annual Meeting.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” unless you provide voting instructions to your broker, bank, or other nominee, your shares will not be voted on the election of directors. Your broker, bank, trust, or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, or other nominee on how to vote on those matters; the only “routine” matter for vote at the Annual Meeting is the ratification of our independent registered public accounting firm.

How do I vote?

If you hold your shares through a brokerage firm, bank, broker-dealer, or other similar organization, please follow their instructions.

If you are a stockholder of record, you can vote through the following methods:

Internet	Phone	Mail	Virtual

You may vote via the Internet by visiting http://www.proxyvote.com and entering the 16-digit control number for your shares located on the Notice of Internet Availability of Proxy Materials or proxy card.

You may vote by telephone by calling the telephone number and following the instructions provided on your proxy card.

If you requested that proxy materials be mailed to you, you will receive a proxy card with your proxy materials. You may vote by filling out and signing the proxy card and returning it in the envelope provided. The proxy card must be received by the close of business on the day before the Annual Meeting.

You can vote at the Annual Meeting online at www.virtualshareholdermeeting.com/HUT2025 by using the 16-digit control number included on your notice, on your proxy card, or in the voting instructions that accompanied your proxy materials.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for the purpose of establishing the presence of a quorum but are not counted as votes cast. If you hold your shares in street name and you do not vote, the broker or other organization holding your shares can vote on certain “routine” proposals but cannot vote on other proposals. The election of directors; vote, on an advisory basis, on the approval of the compensation of our named executive officers; vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers; and approval of an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan are not considered “routine” proposals. If you hold shares in street name and do not vote on these proposals, your uninstructed shares will be counted as “broker non-votes.” The ratification of our independent registered public accounting firm is a “routine” proposal, and therefore, brokers have discretion to vote uninstructed shares on this proposal.

3 | 2025 Proxy Statement

General Information

What if I do not specify how I want my shares voted?

If you are the stockholder of record of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

1	FOR	the election of each of the eight director nominees;
2	FOR	the approval, on an advisory basis, of the compensation of our named executive officers;
3	ONE YEAR	as the frequency of future stockholder advisory votes on the compensation of our named executive officers;
4	FOR	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
5	For	the approval of an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting and at any postponement or adjournment thereof. The board of directors is not aware of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Can I change my vote after submitting a proxy?

Stockholders of record may revoke or change their proxy before the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Corporate Secretary, Hut 8 Corp., at our principal executive offices at 1101 Brickell Avenue, Suite 1500, Miami, FL 33131, (ii) signing and delivering a proxy bearing a later date, (iii) voting again via the Internet or by telephone, or (iv) attending and voting in person at the virtual Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy absent specific action on your part.

Street name stockholders who wish to change their votes should contact the organization that holds their shares.

Who is paying for this proxy solicitation?

We are paying the costs of the solicitation of proxies. Members of our board of directors and officers and employees may solicit proxies by mail, telephone, fax, email, or in person. We will not pay directors, officers, or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, or similar entities representing street name holders for their expenses in forwarding proxy materials to their customers who are street name holders and obtaining their voting instructions.

We have retained Okapi Partners as our strategic shareholder advisor and proxy solicitation agent and will pay fees of $35,000 plus a per call fee to Okapi Partners for proxy solicitation services in addition to certain out-of-pocket expenses.

Where can I find voting results?

We will file a Current Report on Form 8-K with the SEC announcing the final voting results of the Annual Meeting within four business days of the Annual Meeting.

4 | 2025 Proxy Statement

General Information

I share an address with another stockholder. Why did we receive only one set of proxy materials?

Some banks, brokers, and nominees may be participating in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may be sent to multiple stockholders in your household. If you hold your shares in street name and want to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact the bank, broker, or other nominee who holds your shares.

Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you can contact our Investor Relations department at ir@hut8.com or at our principal executive offices at 1101 Brickell Avenue, Suite 1500, Miami, FL 33131.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders at least 10 days prior to our Annual Meeting at our principal executive offices at 1101 Brickell Avenue, Suite 1500, Miami, FL 33131 during normal business hours. If you would like to view the stockholder list, please contact our Investor Relations department at ir@hut8.com to schedule an appointment.

Who should I contact if I have additional questions?

If you have any questions about the Annual Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Okapi Partners, at 1-844-202-7428 toll free or by email at info@okapipartners.com.

You can also contact our Investor Relations department at ir@hut8.com or at our principal executive offices at 1101 Brickell Avenue, Suite 1500, Miami, FL 33131. Stockholders who hold their shares in street name should contact the organization that holds their shares for additional information on how to vote.

5 | 2025 Proxy Statement

Proposal 1: Election of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

our BOARD OF DIRECTORS RECOMMENDs that YOU VOTE “FOR” EACH DIRECTOR NOMINEE

Our board of directors is currently comprised of eight directors. At the Annual Meeting, stockholders will vote to elect as directors of the Company the eight nominees named in this proxy statement. Each of the directors elected at the Annual Meeting will hold office until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until their earlier death, resignation, or removal.

The board of directors has nominated Joseph Flinn, Asher Genoot, Michael Ho, E. Stanley O’Neal, Carl J. (Rick) Rickertsen, Mayo A. Shattuck III, William Tai, and Amy Wilkinson for election at the Annual Meeting.

All of the nominees are currently serving as directors and have indicated their willingness to serve, if elected, but in the event that any nominee for director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy.

In determining that each director should be nominated for re-election, our board of directors considered his or her service, business experience, prior directorships, qualifications, attributes, and skills described in the biography set forth below under “Corporate Governance—Executive Officers and Directors.”

6 | 2025 Proxy Statement

Corporate Governance

CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth information regarding our executive officers and directors, including their ages as of the date hereof.

Executive Officers	Age	Position(s) Held	Audit Committee	Compensation and Talent Development Committee	Nominating and Governance Committee
Asher Genoot	30	Chief Executive Officer & Director
Sean Glennan	42	Chief Financial Officer
Michael Ho	31	Chief Strategy Officer & Director
Victor Semah	43	Chief Legal Officer & Corporate Secretary
Non-Employee Directors
William Tai	62	Chair
Joseph Flinn	60	Independent Director
E. Stanley O’Neal	73	Independent Director
Carl J. (Rick) Rickertsen	65	Independent Director
Mayo A. Shattuck III	70	Independent Director
Amy Wilkinson	52	Independent Director

Chair

Executive Officers

Mr. Genoot has served as our Chief Executive Officer since February 2024, previously serving as our President since the consummation of the Business Combination. He has also been a director of Hut 8 since the consummation of the Business Combination.

ASHER GENOOT	Age: 30

Mr. Genoot served as President, Chief Operating Officer, and a director of USBTC from its inception in December 2020 until the consummation of the Business Combination. He has been a serial entrepreneur who started his first business, the Ivy Crest Institute of International Education, at the age of 19 in Shanghai, China and sold it shortly after. Following that experience, Mr. Genoot served as the founder and Chief Executive Officer at Curio, a Shanghai-based education company that expanded across the country from April 2016 to May 2019. He served on the board of directors of Ionic Digital Inc. from January to June 2024. He also has experience as the Managing Director at Flagship Endeavors, a brand incubator, a position he held from January 2019 to December 2020. Mr. Genoot graduated from the University of Southern California with a Bachelor of Business Administration.

Reason for Nomination

We believe that Mr. Genoot is qualified to serve on our board of directors due to the perspective and experience he brings as our Chief Executive Officer and as the Co-founder and former President of USBTC.

7 | 2025 Proxy Statement

Corporate Governance

Mr. Glennan has served as our Chief Financial Officer since August 2024.	SEAN GLENNAN	Age: 42

Mr. Glennan previously spent 13 years in the Global Power, Utilities & Renewables group in Citigroup Global Markets’ Investment Banking division, where he served as Managing Director since August 2021. During his tenure at Citigroup, Mr. Glennan advised on over $80 billion of combined M&A and capital markets activity in the power sector. Mr. Glennan holds a Bachelor of Arts from the University of Notre Dame and a Master of Business Administration from the University of Virgina.

Mr. Ho has served as our Chief Strategy Officer and a director since the consummation of the Business Combination.	MICHAEL HO	Age: 31

Mr. Ho previously served as Chief Executive Officer of USBTC and as Chairman of its board of directors from its inception in December 2020 until the consummation of the Business Combination. Mr. Ho has experience as a serial entrepreneur, having founded numerous businesses in the digital and traditional trade sectors. He served as the Chief Executive Officer of Vancouver Motorcars Ltd. (formerly Advant Automotive Inc.) from January 2012 to April 2015. Mr. Ho then served as the Chief Executive Officer of MKH International Ltd., from July 2015 to December 2018. During this six year period, Mr. Ho specialized in currencies, international trade, structured financings, and equity structuring. Mr. Ho also has extensive experience in the digital asset mining industry, having begun mining digital assets in 2014. In 2017, Mr. Ho began setting up businesses procuring, managing, and selling turnkey digital asset mining facilities.

Reason for Nomination

We believe that Mr. Ho is qualified to serve as a member of our board of directors due to the perspective and experience he brings as our Chief Strategy Officer and as the Co-founder and former Chief Executive Officer of USBTC.

Mr. Semah has served as our Chief Legal Officer and Corporate Secretary since May 2024.	VICTOR SEMAH	Age: 43

Mr. Semah provides experience as a seasoned technology executive and legal team leader. From May 2017 to April 2024, Mr. Semah served as the Chief Legal Officer of Cyxtera Technologies, Inc. (now Centersquare DC), a global data center company, which he guided through several transformational transactions. These transactions included the carve-out acquisition of the business from a major telecommunications company, the spin-out of its cybersecurity business, a going-public transaction, a voluntary petition for relief filing under Chapter 11 of the U.S. Bankruptcy Code in June 2023, and a company sale. Concurrently with his role at Cyxtera, Mr. Semah was a Partner at Medina Capital, a private equity investment firm, and major shareholder of Cyxtera. He began his career in private practice and was most recently a Shareholder in the corporate and securities practice at Greenberg Traurig in Miami. Mr. Semah has a Bachelor of Arts from Baruch College and a Juris Doctorate from Boston University School of Law.

8 | 2025 Proxy Statement

Corporate Governance

Non-EMPLOYEE Directors

Mr. Tai has served as the Chair of our board of directors since the consummation of the Business Combination, and had previously served as a director and Chair of the board of Legacy Hut since March 2018.

	WILLIAM TAI	Age: 62

Mr. Tai is a venture capitalist and was an early investor in high profile start-ups including Canva, Color Genomics, Dapper Labs, Safety Culture, Tweetdeck, and Zoom Video. Previously, Mr. Tai co-founded several successful technology companies including IPInfusion and Treasure Data Inc., where he served as Chairman, and has served as a director of seven publicly listed companies. Mr. Tai holds a Bachelor of Science in Electrical Engineering with Honors from the University of Illinois and a Master of Business Administration from Harvard University.

Reason for Nomination We believe that Mr. Tai is qualified to serve as a member of our board of directors due to his track record of scaling highly successful companies in nascent markets.

Mr. Flinn has served on our board of directors since the consummation of the Business Combination, and had previously served as a director of Legacy Hut since August 2018.	JOSEPH FLINN	Age: 60

Mr. Flinn has served as the Chief Financial Officer of Seaboard Transportation Group, a major international bulk transportation group of companies, since March 2019. Prior thereto, Mr. Flinn served as President of Clarke Transportation Group, a major North American shipping and transportation company, from March 2017 to February 2019. Mr. Flinn also held senior leadership positions at Sysco Corporation from 2008 to 2015, where he played an integral role as both Chief Financial Officer of Sysco Canada, and President of Sysco Canada’s Eastern Division. Mr. Flinn holds a Bachelor of Commerce from Saint Mary’s University and is a chartered professional accountant. Mr. Flinn is a member of the Institute of Corporate Directors and holds an ICD.D designation.

Reason for Nomination We believe that Mr. Flinn is qualified to serve as a member of our board of directors due to his extensive experience in corporate finance.

9 | 2025 Proxy Statement

Corporate Governance

Mr. O’Neal has served on our board of directors since the consummation of the Business Combination, and had previously served as a director of USBTC since March 2021.	E. STANLEY O’NEAL	Age: 73

Mr. O’Neal is the former Chairman and Chief Executive Officer of Merrill Lynch & Co., Inc. (“Merrill Lynch”). He became Merrill Lynch’s chief executive in 2002 and was elected Chairman of Merrill Lynch in 2003, serving in both positions until October 2007. Mr. O’Neal worked for Merrill Lynch for 21 years. He was named President and Chief Operating Officer in 2001 and before that was President of the brokerage firm’s U.S. Private Client group. He served as Executive Vice President and Chief Financial Officer of Merrill Lynch from 1998 until 2000 and also held the position of Executive Vice President and Co-Head of the Corporate and Institutional Client Group for one year starting in 1997. Before joining Merrill Lynch, Mr. O’Neal was employed at General Motors Corporation where he held a number of financial positions of increasing responsibility, including General Assistant Treasurer. He served on General Motor’s board of directors from 2001-2006 and on Arconic’s board of directors from 2008 (through Arconic’s predecessor, Alcoa) to August 2023. He also served as director of American Beacon Advisors, Inc. from 2009 to September 2012. Mr. O’Neal currently serves on the boards of Clearway Energy, Inc. and Element Solutions Inc. (formerly Platform Specialty Products Corporation). He received a Bachelor of Science from Kettering University (formerly General Motors Institute) and Master of Business Administration with distinction in Finance from Harvard Business School.

Reason for Nomination

We believe that Mr. O’Neal is qualified to serve on our board of directors due to his extensive and relevant experience in executive leadership roles in energy and financial services.

Mr. Rickertsen has served on our board of directors since the consummation of the Business Combination, and had previously served as a director of Legacy Hut since December 2021.	CARL J. (RICK) RICKERTSEN	Age: 65

Mr. Rickertsen is currently managing partner of Pine Creek Partners LLC, a private equity investment firm, a position he has held since January 2004. From September 1994 to January 2004, Mr. Rickertsen was a managing partner at Thayer Capital Partners where he founded three private equity funds totaling over $1.4 billion. Mr. Rickertsen has also served as a director of MicroStrategy Incorporated, a Bitcoin treasury and business intelligence company, since October 2002, where he is currently the chair of the compensation committee and a member of the audit committee, and Magnera Corporation, a non-woven materials company, since October 2024, where he is currently the chair of the audit committee and a member of the compensation committee. Mr. Rickertsen has also served as a member of the board of directors and audit and compensation committees of Berry Global Inc., a global manufacturer and marketer of value-added plastic consumer packaging and engineered materials, from January 2013 to November 2024. He served as a member of the boards of directors and audit committees of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., each of which is a closed-end management investment company, from 2011 and 2013, respectively, to January 2024. Mr. Rickertsen received a Bachelor of Science from Stanford University and a Master of Business Administration from Harvard Business School. He is also a published author.

Reason for Nomination

We believe that Mr. Rickertsen is qualified to serve on our board of directors due to his extensive experience serving on corporate boards across the financial services, industrial, and technology sectors.

10 | 2025 Proxy Statement

Corporate Governance

Mr. Shattuck has served on our board of directors since the consummation of the Business Combination, and had previously served as a director of USBTC since December 2021.	MAYO A. SHATTUCK III	Age: 70

Mr. Shattuck previously served as the Chairman of Exelon from February 2012 to April 2022, and previously served as the Executive Chairman of the Board of Exelon from March 2012 through February 2013. Prior to its merger with Exelon, Mr. Shattuck was the Chairman, President, and Chief Executive Officer of Constellation Energy from October 2001 to February 2012. Constellation Energy owned energy-related businesses, including a wholesale and retail power marketing and merchant generation business. Mr. Shattuck was previously at Deutsche Bank, where he served as Chairman of the Board and CEO of Deutsche Banc Alex. Brown and as Global Head of Investment Banking and Global Head of Private Banking. While Chairman and CEO of Constellation Energy and Executive Chairman of Exelon, Mr. Shattuck served as Chairman of the Board of the Institute of Nuclear Power Operations and was a member of the Executive Committee of the Board of Edison Electric Institute and the Nuclear Energy Institute. He was also Co-Chairman of the Center for Strategic & International Studies Commission on Nuclear Policy in the United States and Executive Committee member of the Council on Competitiveness. Mr. Shattuck also currently serves on the board of directors of Gap Inc. since 2002, as Board Chair, and Capital One Financial Corporation since 2003. Mr. Shattuck has a Bachelor of Arts from Williams College and a Master of Business Administration from the Stanford Graduate School of Business.

Reason for Nomination

We believe that Mr. Shattuck is qualified to serve as a member of our board of directors due to his extensive and relevant experience in executive leadership roles in energy and financial services.

Ms. Wilkinson has served on our board of directors since the consummation of the Business Combination, and had previously served as a director of USBTC since August 2022.	AMY WILKINSON	Age: 52

Ms. Wilkinson is the Chief Executive Officer of Ingenuity Corporation, an innovation consulting firm, a role she has held since founding the firm in January 2017. She has also served as a director of INNOVATE Corp. since August 2022, where she is currently a member of the audit committee and compensation committee. Ms. Wilkinson also serves as a Lecturer in Management at the Stanford Graduate School of Business, a role she has held since May 2015. Before joining the Stanford Graduate School of Business, Ms. Wilkinson was a Kauffman Foundation Grantee for Research on High Growth Entrepreneurs from 2013 to 2015 and a Senior Fellow at the Harvard Kennedy School of Government from 2009 to 2015. Ms. Wilkinson served in The White House as a White House Fellow and Special Assistant to the United States Trade Representative from 2004 to 2007. She also has experience as a strategy consultant at McKinsey & Company and as a mergers and acquisitions banker at J.P. Morgan. Ms. Wilkinson holds a Bachelor of Arts and a Master of Arts from Stanford University and a Master of Business Administration from the Stanford Graduate School of Business.

Reason for Nomination

We believe that Mr. Wilkinson is qualified to serve as a member of our board of directors due to her extensive blue-chip experience in international business, public policy, entrepreneurship, and innovation.

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Corporate Governance

Board Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has, in accordance with the Nasdaq listing rules, determined:

Non-Independent Directors	Independent Directors
Asher Genoot	William Tai
Michael Ho	E. Stanley O’Neal
Mayo A. Shattuck III
Amy Wilkinson
Carl J. (Rick) Rickertsen
Joseph Flinn

Under the Nasdaq listing rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Genoot and Ho are not considered independent by virtue of their positions as executive officers.

In making these determinations, our board of directors reviewed and discussed information provided by the directors and us regarding each director’s relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each director, and certain transactions involving such directors and their affiliates, on the one hand, and the Company, on the other hand. In addition to determining whether each director satisfies the director independence requirements set forth in the Nasdaq listing rules, in the case of members of the audit committee and compensation and talent development committee, our board of directors also made an affirmative determination that independent members of such committees also satisfy heightened independence standards under SEC, Nasdaq, and TSX rules for audit committee members and compensation and talent development committee members.

Board Leadership Structure

Under our Corporate Governance Principles and Guidelines, the board of directors will fill the positions of the chairperson of the board of directors (“Chair”) and the chief executive officer (the “CEO”) based upon its view of what is in the best interests of the company in light of the our circumstances at the time. These guidelines do not require the separation of the offices of the Chair and the CEO. Mr. Tai currently serves as the Chair and Mr. Genoot currently serves as the CEO. The board of directors believes that the separation of the role of Chair and CEO is an appropriate, effective, and efficient leadership structure at this time. The board of directors periodically reviews its leadership structure and may make changes in the future.

Communication with the Board of Directors

Any stockholder or other interested parties who would like to communicate with the board of directors, the independent directors as a group, or any specific member or members of the board of directors should send such communications to the attention of the Corporate Secretary, Hut 8 Corp., at our principal executive offices at 1101 Brickell Avenue, Suite 1500, Miami, FL 33131. Communications should contain instructions on which member or members of the board of directors the communication is intended for. Such communications will generally be forwarded to the intended recipients. However, our Corporate Secretary may, in his or her sole discretion, decline to forward any communications that are inappropriate.

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Corporate Governance

Board Role in Risk Oversight

We are exposed to a number of risks, and we regularly identify and evaluate these risks and our risk management strategy. Management is principally responsible for identifying, evaluating, and managing the risks on a day-to-day basis, under the oversight of the board of directors and the audit committee. Our audit committee is responsible for overseeing our enterprise risk management processes, including our guidelines and policies governing the process of risk assessment and risk management, which includes cybersecurity, as well as assessing our major financial risk exposures and the steps taken by management to monitor and control such exposures. Our compensation and talent development committee reviews our compensation-related risks, including assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our nominating and governance committee reviews governance-related risks, including assessing the effectiveness of our Code of Business Conduct and Ethics, our Corporate Governance Principles and Guidelines, and our Board Mandate. In addition, our board of directors is presented with information at its regularly scheduled and special meetings regarding risks facing our Company, and management provides more frequent, informal communications to our board of directors between regularly scheduled meetings, which are designed to give the board of directors regular updates about our business. Our board of directors considers this information and provides feedback, makes recommendations, and, as appropriate, authorizes or directs management to address particular exposures to risk.

Board Committees

Our board of directors has the authority to appoint committees to perform certain management and administrative functions. Our board of directors has established an audit committee, a compensation and talent development committee, and a nominating and governance committee, each of which has the composition and the responsibilities described below. Our board of directors may from time to time establish other committees.

Audit Committee

The principal purpose of our audit committee is to assist our board of directors in its oversight of:

●
the quality and integrity of our financial statements and related information;
●
the independence, qualifications, appointment, and performance of our external auditor;
●
our disclosure controls and procedures, internal control over financial reporting, and management’s responsibility for assessing and reporting on the effectiveness of such controls;
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the organization and performance of our internal audit function;
●
our compliance with applicable legal and regulatory requirements; and
●
our enterprise risk management processes.

The audit committee consists of Messrs. Flinn, O’Neal, and Shattuck, with Mr. Flinn serving as the chair of the audit committee. Our board of directors has determined that each of Messrs. Flinn, O’Neal, and Shattuck is an independent director under Nasdaq and TSX listing standards and is independent under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has further determined that each of the members of the audit committee satisfies the financial literacy and sophistication requirements of the SEC and Nasdaq and TSX listing standards. In addition, our board of directors has determined that each of Messrs. Flinn, O’Neal, and Shattuck qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

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Corporate Governance

Compensation and Talent Development Committee

The principal purpose of our compensation and talent development committee is to assist our board of directors in its oversight of:

●
executive compensation;
●
management development and succession;
●
director compensation; and
●
executive compensation disclosure.

The compensation and talent development committee consist of Messrs. Shattuck and Rickertsen and Ms. Wilkinson, with Mr. Shattuck serving as the chair of the compensation and talent development committee. Messrs. Shattuck and Rickertsen and Ms. Wilkinson are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors,” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Our board of directors has determined that Messrs. Shattuck and Rickertsen and Ms. Wilkinson are independent as defined under the applicable Nasdaq and TSX listing standards, including the standards specific to members of a compensation committee.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation and talent development committee.

Compensation Risk Assessment

The compensation and talent development committee reviewed our compensation programs and plans for both executive officers and other employees in 2025 to assess whether those programs and plans create incentives for risk-taking behavior that could damage us and our stockholders. In conducting the assessment, the compensation and talent development committee considered various factors, including the design, size, and scope of our compensation programs and features that mitigate against potential risks, such as payout caps, equity award clawbacks, the quality and mix of performance-based and “at risk” compensation, and various policies such as trading, benefits, and governance. Following this assessment, the compensation and talent development committee concluded that the risks arising from our compensation programs and plans for executive officers and other employees are not reasonably likely to have a material adverse effect on our Company.

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Corporate Governance

Nominating and Governance Committee

The principal purpose of our nominating and governance committee is to assist our board of directors in:

●
identifying individuals qualified to become members of our board of directors;
●
selecting or recommending that the board of directors select director nominees for the next annual meeting of stockholders and determining the composition of the board of directors and its committees;
●
reviewing all stockholder nominations and proposals submitted;
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developing and overseeing a process to assess the board of directors, the Chair, the committees, the committee chairs, and individual directors;
●
establishing procedures to be followed by stockholders in submitting recommendations for director candidates to the nominating and governance committee; and
●
establishing a policy regarding the consideration of director candidates recommended by stockholders.

The nominating and governance committee consists of Ms. Wilkinson and Messrs. O’Neal and Tai, with Ms. Wilkinson serving as the chair of the nominating and governance committee. Our board of directors has determined that Ms. Wilkinson and Messrs. O’Neal and Tai are independent as defined under the applicable Nasdaq and TSX listing standards.

Director Nomination Process

The nominating and governance committee is required under its charter to review the characteristics, qualities, skills, and experience which form the criteria for candidates to be considered for nomination to our board of directors. The objective of this review is to maintain the composition of our board of directors in a way that provides, in the judgment of the board of directors, the best mix of skills and experience to provide for the overall stewardship of the Company. All directors are required to possess fundamental qualities of intelligence, honesty, integrity, ethical behavior, fairness, and responsibility, and be committed to representing the long-term interests of the stockholder. They must also have a genuine interest in the Company and be able to devote sufficient time to discharge their duties and responsibilities effectively. The nominating and governance committee evaluates candidates recommended by stockholders according to the same criteria as other candidates for the board of directors.

The nominating and governance committee believes that having a board of directors with a broad range of skills and experiences can offer a breadth and depth of perspectives that enhance the board of directors’ performance. The nominating and governance committee values a range of abilities, experiences, perspectives, and educational backgrounds. Recommendations concerning director nominees are based on merit and past performance as well as expected contribution to the board of directors’ performance and knowledge of the industries and sectors in which we operate. The nominating and governance committee is mandated to identify qualified candidates for nomination as directors and to make recommendations to the board of directors. When identifying candidates to nominate for election to the board of directors, the primary objectives of the nominating and governance committee are to ensure consideration of individuals who are highly qualified, based on their talents, experience, functional expertise, and personal skills and character, having regard to our current and future plans and objectives, as well as anticipated industry and market developments. Additionally, in evaluating and identifying potential nominees, the nominating and governance committee evaluates skills that may complement those already serving, or provide additional expertise not already present on our board of directors.

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Corporate Governance

Board and Committee Meetings

Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring their approval. It also holds special meetings when important matters require action between scheduled meetings. Our board of directors held 13 meetings in 2024. The board of directors has three standing committees:

●	the audit committee, which held four meetings during 2024;
●	the compensation and talent committee, which held five meetings during 2024; and
●	the nominating and governance committee, which held three meetings in 2024.

Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the board of directors and all committees of the board of directors on which he or she served during the period for which he or she was a director in 2024.

To encourage and enhance communication among non-employee directors, our Corporate Governance Principles and Guidelines provide that (i) if the Chair is not an independent director, then the independent lead director should act as the effective leader of the board of directors and (ii) independent members of our board of directors also meet, as required, without the non‐independent directors and members of management before or after each regularly scheduled meeting. Mr. Tai currently serves as our Chair, and he has been determined to be an independent director by our board of directors. See “—Board Independence” and “—Board Leadership Structure.”

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage our directors to attend. Seven of our then-serving directors attended the 2024 annual meeting of stockholders.

Corporate Governance Policies and Committee Charters

Our board of directors and management regularly review and evaluate our corporate governance practices. Our board of directors has adopted Corporate Governance Principles and Guidelines to assist and guide its members in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable laws and regulations, Nasdaq and TSX listing rules, and our amended and restated certificate of incorporation and bylaws.

In addition, we have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We intend to disclose any amendment or waiver of a provision of the Code of Business Conduct and Ethics required by law or Nasdaq and/or TSX listing rules by posting such information on our investor website and/or in our public filings with the SEC.

The board of directors has also adopted written charters for the audit committee, the compensation and talent committee, and the nominating and governance committee, each of which satisfies the applicable rules of the SEC and Nasdaq and TSX listing rules.

Our Corporate Governance Principles and Guidelines, Code of Business Conduct and Ethics, and committee charters are available on our website at www.hut8.com/investors. The information contained on, or that can be accessed through, our website is not and shall not be deemed to be part of this proxy statement; we have included this website address solely as an inactive textual reference.

Insider Trading Policy and Anti-Hedging Policy

We have insider trading policies and procedures that govern the purchase, sale, and other dispositions of our securities by directors, officers, and employees. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards.

Our insider trading policy prohibits our directors and employees, including executive officers, from hedging or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report.

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Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis addresses our executive compensation philosophy and objectives and how these objectives are implemented with respect to our named executive officers (“NEOs”). The purpose of this section is to provide our stockholders with a thorough understanding of our executive compensation program for our 2024 NEOs:

Name	Title
Asher Genoot	Chief Executive Officer
Sean Glennan(1)	Chief Financial Officer
Michael Ho	Chief Strategy Officer
Victor Semah(2)	Chief Legal Officer & Corporate Secretary
Jaime Leverton(3)	Former Chief Executive Officer
Shenif Visram(4)	Former Chief Financial Officer
Aniss Amdiss(5)	Former Chief Legal Officer
(1)	Mr. Glennan was appointed as our Chief Financial Officer, effective as of August 21, 2024.
(2)	Mr. Semah was appointed as our Chief Legal Officer and Corporate Secretary, effective as of May 1, 2024.
(3)

Ms. Leverton ceased serving as our Chief Executive Officer on February 6, 2024. For a description of the separation payments and benefits provided to Ms. Leverton in connection with her departure, see “Compensation of Named Executive Officers—Separation and Retention Arrangements.”

(4)

Mr. Visram ceased serving as our Chief Financial Officer on August 20, 2024. For a description of the separation payments and benefits provided to Mr. Visram in connection with his departure, see “Compensation of Named Executive Officers—Separation and Retention Arrangements.”

(5)

Mr. Amdiss ceased serving as our Chief Legal Officer on February 6, 2024. For a description of the separation payments and benefits provided to Mr. Amdiss in connection with his departure, see “Compensation of Named Executive Officers—Separation and Retention Arrangements.”

Compensation Philosophy and Objectives

Our overarching compensation philosophy is to:

●	align pay-for-performance; and
●	align executives’ interests with those of our stockholders.

Rooted in a strong belief that exceptional people are central to our success, our program promotes a high-performance culture by attracting, retaining, and motivating top executive talent through competitive and market-aligned compensation structures. A significant portion of executive compensation is deliberately made variable and performance-based, ensuring that individual contributions, effective leadership, and superior financial and operational outcomes are appropriately recognized and rewarded. We believe the hallmark of an enduring business is the ability to create value across market cycles, and our compensation is designed to motivate our executives to deliver results in both the near term and long term. By focusing on performance-based compensation—including long-term equity incentives—the program not only supports our strategic objectives but also fosters continuity in leadership and reinforces accountability.

Key elements of our executive compensation program for 2024 included:

●	Base salary: fixed based on a range of factors, including the executive’s title, job responsibilities and experience, and the competitive landscape, and designed to retain high-performing executives with the experience, expertise, and institutional knowledge necessary to drive long-term value;
●	Annual cash incentives: discretionary based on the Company and individual’s performance, designed to reward both immediately measurable accomplishments and actions that create longer-term value and reinforce pay-for-performance principles; and
●	Long-term incentives: designed to promote retention of our executives and provide executives with long-term performance-based incentives that are intended to further align their interests with those of our stockholders and reinforce pay-for-performance principles.

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Compensation Discussion and Analysis

Role of our Compensation and Talent Development Committee and CEO

Our compensation and talent development committee (the “compensation committee”), composed entirely of independent directors, is responsible for the oversight and administration of our executive compensation program, including evaluating and approving all compensation arrangements for executive officers, determining the structure and levels of compensation, and recommending compensation policies for independent directors. The compensation committee exercises discretion to consider various factors when making compensation decisions, including our financial performance, market conditions, individual executive responsibilities, leadership capabilities, and alignment with stockholder interests. Our CEO plays a collaborative role by providing performance assessments and compensation recommendations for executive officers, except for himself and Mr. Ho. See “—2024 Named Executive Officer Compensation—2024: A Transition Year.” No executive officer participates in compensation committee deliberations setting his own pay. The compensation committee retains the authority to engage external advisors as needed, and maintains flexibility in its approach to ensure responsiveness to evolving business dynamics. This holistic and performance-driven process is designed to attract, retain, and motivate high-caliber executive talent while fostering long-term stockholder value.

Role of our Independent Compensation Consultant

The compensation committee engaged Pay Governance LLC (“PayGovernance”) as its independent compensation consultant in 2023 to advise on the compensation program for fiscal year 2024. PayGovernance advised the Committee on market practices, peer group composition, executive compensation program design, and executive pay levels. PayGovernance also provided advice on setting compensation for our independent directors. PayGovernance does not provide any other services to us. Following a review of our relationship with PayGovernance during 2024, the compensation committee determined that PayGovernance is independent and that its work did not raise any conflicts of interest. In late 2024, the compensation committee engaged a new compensation consultant, Compensia, Inc. (“Compensia”), to advise on our 2025 executive and director compensation programs to provide further insight on pay practices and ensure that our compensation program effectively balances competitive market practices, investor expectations, best-practice governance standards, and our business strategy. The compensation committee has determined that Compensia is independent and that Compensia’s work does not raise any conflicts of interest.

Role of Market Data and PEERS

In 2023, the compensation committee engaged PayGovernance to support the development of a peer group of publicly traded companies across the Bitcoin mining sector, broader digital infrastructure ecosystem, and wider technology industry and to gather relevant compensation data from those companies. Among the companies considered, the compensation committee evaluated data from Applied Digital Corporation, Bitfarms Ltd., Cipher Mining Inc., CleanSpark, Inc., Core Scientific, Inc., MARA Holdings, Inc., Riot Platforms, Inc., and TeraWulf Inc. When evaluating peers, the compensation committee considered several factors, including industry, revenue, market capitalization, and growth stage. While the compensation committee engaged PayGovernance to assist in selecting and analyzing compensation data from our peers—demonstrating its commitment to remaining informed on prevailing market practices—it did not use this data as a strict benchmark for our executive compensation program in 2024. Instead, the compensation committee focused on designing an executive compensation program for 2024 that was intended to motivate our executives to lead the Company through a transformational year and position it for long-term success. The compensation committee’s goal was to structure the fixed component of the executive compensation program towards the lower to middle-range of peers, targeting approximately 25-50% of various peer sets considered, while designing a program heavily weighted toward at-risk performance-based compensation, in line with our overarching compensation philosophy of (i) aligning pay-for-performance and (ii) aligning executives’ interests with those of our stockholders.

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Compensation Discussion and Analysis

2024 Named Executive Officer Compensation

2024: A TRANSITION YEAR

On February 6, 2024, shortly after the Business Combination of Legacy Hut and USBTC, Mr. Genoot succeeded Ms. Leverton as our CEO. Prior to the Business Combination, Messrs. Genoot and Ho co-founded USBTC and have since approached their roles with a co-founder mindset. Upon Mr. Genoot’s appointment as our CEO, Messrs. Genoot and Ho jointly set out to transform the business through a “fundamentals-first” philosophy, prioritizing operational excellence, disciplined capital allocation, and long-term value creation for stockholders.

In determining executive compensation for this transition year, our compensation committee designed a program for Messrs. Genoot and Ho aligned with this “turnaround and growth” agenda, heavily focused on at-risk, performance-based compensation and driving measurable impact to stockholders. The compensation committee views both leaders as equally critical to our strategy and success, and in recognition of this, approved comparable total compensation for Messrs. Genoot and Ho. For 2024, approximately 94% of Messrs. Genoot and Ho’s target compensation was at-risk and performance-based, assuming maximum payout of their PSUs, reflecting our commitment to aligning management rewards with stockholder outcomes.

CEO 2024 Target Compensation	CSO 2024 Target Compensation

(1)	Assuming maximum payout of PSUs.

Base Salary

Base salary is fixed based on a range of factors, including the executive’s title, job responsibilities and experience, and the competitive landscape, and designed to retain high-performing executives with the experience, expertise, and institutional knowledge necessary to drive long-term value. The compensation committee reviews the executive officers’ base salaries at least annually and makes adjustments as it deems appropriate. In connection with the Business Combination, the compensation committee approved increases to the base salaries of our executive team to reflect the expanded scope of their responsibilities as executives of a U.S.-domiciled public company, as well as to align more closely with the salary ranges observed among our peers. Effective February 6, 2024, in connection with his appointment as CEO succeeding Ms. Leverton, Mr. Genoot’s base salary was increased from $490,000 to $550,000—the same salary previously paid to Ms. Leverton during her tenure as CEO. The compensation committee viewed the 2024 base salary levels as a foundational element of pay—sufficient to provide financial stability to our executives, yet modest in relation to total and at-risk, performance-based compensation.

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Compensation Discussion and Analysis

The base salaries of our NEOs as of the end of 2024 were as follows:

NEO	Base Salaries
Asher Genoot(1)	$550,000
Sean Glennan(2)	$400,000
Michael Ho	$490,000
Victor Semah(2)	$375,000
Jaime Leverton(3)	$550,000
Shenif Visram(3)	$375,000
Aniss Amdiss(3)	$375,000
(1)	Our board of directors approved an increase in Mr. Genoot’s base salary from $490,000 to $550,000, effective as of February 6, 2024, in connection with his appointment as our CEO.
(2)	Messrs. Glennan and Semah commenced employment with the Company in 2024.
(3)	Ms. Leverton served as our CEO until February 6, 2024. Mr. Visram served as our Chief Financial Officer until August 20, 2024. Mr. Amdiss served as our Chief Legal Officer until February 6, 2024.

Annual Cash Incentives

Our 2024 annual cash incentives were designed to motivate the achievement of critical near-term objectives while maintaining the flexibility needed during a post-Business Combination integration year. Our compensation committee recognized that setting traditional performance goals in early 2024 was challenging as we were in the midst of integrating operations and undergoing a strategic shift under new leadership. Therefore, we implemented a discretionary annual cash incentive framework for 2024 based on a combination of Company performance, individual contributions, and the target annual bonus outlined in each executive’s employment agreement.

In 2024, under the leadership of Messrs. Genoot and Ho, we successfully navigated a transformative year, achieving numerous strategic and operational milestones that demonstrated strong execution and positioned the business for long-term growth. The compensation committee viewed these achievements relative to expectations and determined that Messrs. Genoot and Ho far exceeded their annual cash incentive targets. Such accomplishments include:

●	Significant operational and efficiency achievements: reduced our energy cost per megawatt-hour by ~30% and increased our gross profit margin per Bitcoin mined by eight points from Q4 2023 to Q4 2024; developed and energized our Salt Creek mining facility in just over three months; acquired Vega, a 205 megawatt behind-the-meter site in Texas; and expanded our development pipeline to 12,300 megawatts with 2,800 megawatts of capacity under exclusivity as of year-end 2024;
●	Strategic and financial initiatives: secured a colocation agreement with BITMAIN for large-scale ASIC hosting; executed a purchase agreement with BITMAIN for an ASIC fleet upgrade with a beneficial pledge structure; fortified our balance sheet, including increasing our Bitcoin reserves above 10,000 Bitcoin as of year-end 2024; appointed key executive leaders, including Messrs. Glennan and Semah; converted Anchorage Digital’s debt to equity at a premium; closed a $150 million strategic investment from Coatue to partner in building AI infrastructure; launched Highrise AI, our GPU-as-a-Service platform; launched a $500 million at-the-market offering program and a $250 million stock repurchase program; and attracted new institutional investors and analyst coverage; and
●	Stockholder value: as a result of our significant operational and efficiency achievements and strategic and financing initiatives, our stock price increased meaningfully over 2024, resulting in increased stockholder value.

These significant accomplishments, driven by Messrs. Genoot and Ho’s strategic vision and leadership, supported the compensation committee’s determination that bonuses should reflect the extraordinary performance delivered during this pivotal year. Since Messrs. Glennan and Semah joined the Company in 2024, their annual bonus determinations were more closely aligned with the target amounts specified in their employment agreements. Actual annual bonuses for 2024 earned in total by the NEOs were as follows:

	2024 Target Annual Bonus		2024 Actual Annual Bonus
Name(1)	% of Base Salary	Target Amount	% of Target	Payment Amount
Asher Genoot	100%	$550,000	200%	$1,100,000
Sean Glennan(2)	100%	$400,000	36%	$145,356
Michael Ho	100%	$490,000	200%	$980,000
Victor Semah	85%	$318,750	100%	$318,750
Jaime Leverton	100%	$550,000	—	—
Shenif Visram	60%	$225,000	—	—
Aniss Amdiss	60%	$225,000	—	—
(1)

Ms. Leverton and Messrs. Visram and Amdiss departed from the Company in 2024 and as a result were not eligible to receive an annual bonus for 2024. However, Ms. Leverton and Mr. Amdiss received payment in lieu of their annual bonuses pursuant to their respective separation arrangements. See “Compensation of Named Executive Officers.”

(2)	Mr. Glennan’s 2024 annual bonus was prorated based on the number of days he worked for the Company in 2024.

20 | 2025 Proxy Statement

Compensation Discussion and Analysis

Long-Term Incentives

In support of our compensation philosophy, we believe that a significant portion of an NEO’s compensation should be at risk and aligned with our performance. The compensation committee considers at-risk pay to include long-term incentive awards given that the potential value will vary based on performance and our stock price. We believe that our long-term incentive program is essential in aligning our management team with stockholders’ long-term interests.

In 2024, our compensation committee determined to grant 100% of Messrs. Genoot and Ho’s long-term equity in performance stock units (“PSUs”) under our 2023 Omnibus Incentive Plan. PSUs were deliberately chosen to signal and reinforce our pay-for-performance philosophy by linking the value of awards to the achievement of specific strategic objectives, ensuring that executives are rewarded for meaningful performance outcomes. The PSUs also align executive and stockholder interests, as the value of the awards is directly tied to our stock price, and have a strong retention component because once performance goals are met, executives must still satisfy the time-based conditions to earn the awards, encouraging long-term executive commitment. Upon joining the Company in 2024, as part of their initial compensation packages, Messrs. Glennan and Semah were granted long-term incentives under our 2023 Omnibus Incentive Plan split evenly between PSUs and restricted stock units (“RSUs”).

PSUs: Executives officers received a “target” number of PSUs, with vesting contingent on both time-based (three years) and performance-based (stock price) conditions. The number of PSUs that will vest will be determined based on the highest volume-weighted average of our stock price over a twenty consecutive trading day period (the “20-Day VWAP”) during a two-year performance period, which starts approximately one year following the grant date. We designed our three-year PSUs to have a delayed performance period to incentivize sustained, long-term value creation rather than short-term decision-making designed to simply achieve the performance hurdles in year one. Furthermore, upon achieving the performance metrics, management must still meet the approximate three-year cliff vesting period, which promotes retention, long-term stockholder alignment, and performance.

Highest 20-Day VWAP During Performance Period (1)	Percentage of Target PSUs Earned (2)
Does not exceed 20-Day VWAP set forth in respective grant agreement by at least 50% (3)	—%
Exceeds 20-Day VWAP set forth in respective grant agreement by at least 50% (4)	100%
Exceeds 20-Day VWAP set forth in respective grant agreement by at least 100% (5)	200%
(1)	The performance period for Messrs. Genoot, Ho, and Semah commenced on March 26, 2025 and will end on March 26, 2027. The performance period for Mr. Glennan’s PSUs will commence on August 21, 2025 and end on August 21, 2027.
(2)	No interpolation occurs between these performance thresholds.
(3)	Messrs. Genoot, Ho, and Semah will receive 0% of the target PSUs if the highest 20-Day VWAP during the performance period is less than $12.47. Mr. Glennan will receive 0% of the target PSUs if the highest 20-Day VWAP during the performance period is less than $20.24.
(4)	Messrs. Genoot, Ho, and Semah will receive 100% of the target PSUs if the highest 20-Day VWAP during the performance period is between $12.47 and $16.62. Mr. Glennan will receive 100% of the target PSUs if the highest 20-Day VWAP during the performance period is between $20.24 and $26.98.
(5)	Messrs. Genoot, Ho, and Semah will receive 200% of the target PSUs if the highest 20-Day VWAP during the performance period is equal to or greater than $16.62. Mr. Glennan will receive 200% of the target PSUs if the highest 20-Day VWAP during the performance period is equal to or greater than $26.98.

RSUs: Messrs. Glennan and Semah received RSUs as part of their initial compensation packages upon joining the Company. The RSUs generally vest in equal annual installments over three years, subject to the executive’s continued employment with the Company.

Equity grant date fair values: The grant date fair values for grants made in 2024 are as follows:

Name(1)	Annual PSU Award	Sign-On Awards	Total 2024 LTI Awards
Asher Genoot	$8,635,384	—	$8,635,384
Sean Glennan(2)	—	$1,213,139	$1,213,139
Michael Ho	$8,635,384	—	$8,635,384
Victor Semah(3)	—	$1,859,355	$1,859,355
(1)	Ms. Leverton and Messrs. Visram and Amdiss were not eligible to receive any long-term incentive awards for 2024 as a result of their departure from the Company.
(2)	Mr. Glennan’s sign-on RSUs and PSUs had a grant date fair value of $451,823 and $761,316, respectively.
(3)	Mr. Semah’s sign-on RSUs and PSUs had a grant date fair value of $672,360 and $1,186,995, respectively.

21 | 2025 Proxy Statement

Compensation Discussion and Analysis

Other Compensation Arrangement and Benefits

The NEOs receive the same benefits package available to our other employees, which consists primarily of health and wellness offerings and paid time off. We also reimburse Messrs. Genoot and Ho for annual dues for their ongoing membership in the Young Presidents’ Organization.

Clawback Policy

In compliance with the Nasdaq listing standards issued in connection with the SEC rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, our board of directors adopted a Clawback Policy in November 2023. The Clawback Policy provides that, upon a required accounting restatement, any incentive-based compensation received by current or former executive officers during the three years preceding the restatement that exceeded amounts owed based on the restated financials will be recovered by the Company. A copy of our Clawback Policy is filed as Exhibit 97.1 to our Annual Report.

Equity Granting Policy

We do not grant equity awards in anticipation of the release of material nonpublic information. We did not grant any stock options in 2024, and, at this time, we have no plans to grant stock options to NEOs in the future.

Stock Ownership Guidelines and Stock Holding Requirement

Our board of directors has established the following stock ownership guidelines (“Guidelines”) for the amount of our shares of our common stock that executive officers (as a multiple of their base salary) and non-employee members of our board of directors (as a multiple of their annual retainer) must hold:

●	CEO: 5 times annual base salary
●	Other Executive Officers: 3 times annual base salary
●	Non-employee members of our board of directors: 3 times annual cash retainer

Individuals covered by the Guidelines are required to achieve the applicable ownership threshold within five years after first becoming subject to the Guidelines, which were adopted in November 2023. For purposes of assessing compliance with the Guidelines, annual base salary and annual cash retainer is measured as of December 31 of the most recently completed calendar year. Annual cash retainer does not include any additional fees a non-employee board member may receive, such as for committee service or chairmanships. Shares included in the calculation to assess compliance with the Guidelines include shares in which an individual (or an individual’s child or spouse) has a direct or indirect pecuniary interest, unvested RSUs and earned PSUs (even if subject to continued time-vesting conditions). The value of a share is based on the closing price of our common stock on the most recent trading day prior to the applicable valuation date. In addition, each executive officer and member of our board of directors may not sell more than 50% of the net number of shares received by such person following the vesting and settlement of RSUs, the vesting and settlement of PSUs, or the exercise of stock options until the required ownership level under the Guidelines has been met. After achievement of the ownership level required by the Guidelines, each individual must continue to retain enough shares to maintain such level for so long as such individual is subject to the Guidelines.

22 | 2025 Proxy Statement

Compensation Committee Report

COMPENSATION COMMITTEE REPORT

The compensation and talent development committee has reviewed and discussed the compensation discussion and analysis section of this Proxy Statement with management and based on these discussions and review, it has recommended to our board of directors that the compensation discussion and analysis disclosure be included in this Proxy Statement.

Compensation and Talent Development Committee

Mayo A. Shattuck III (Chair)

Carl J. (Rick) Rickertsen

Amy Wilkinson

23 | 2025 Proxy Statement

Executive Officer Compensation

EXECUTIVE OFficer COMPENSATION

Summary Compensation Table

The following summary compensation table shows information about the compensation received by our NEOs for services rendered to us during the fiscal years presented.

				Stock	Option	All Other
Name and		Salary	Bonus(1)	Awards(2)	Awards(2)	Compensation	Total
Principal Position	Fiscal Year	($)	($)	($)	($)	($)	($)
Asher Genoot,	1/1/2024–12/31/2024	534,616	1,100,000	8,635,384	—	10,140	10,280,140
Chief Executive Officer(3)	1/1/2023–12/31/2023	265,692	—	—	1,167,356	18,588	1,451,636
	7/1/2022–6/30/2023	259,615	—	—	219,805	18,588	498,008
Sean Glennan,	1/1/2024–12/31/2024	155,385	145,356	1,213,139	—	—	1,513,880
Chief Financial Officer
Michael Ho,	1/1/2024–12/31/2024	490,000	980,000	8,635,384	—	26,480	10,131,864
Chief Strategy Officer(4)	1/1/2023–12/31/2023	271,465	—	5,685,103	—	—	5,956,568
	7/1/2022–6/30/2023	250,000	—	—	—	—	250,000
Victor Semah,	1/1/2024–12/31/2024	262,501	318,750	1,859,355	—	—	2,440,606
Chief Legal Officer & Corporate Secretary
Jaime Leverton,	1/1/2024–12/31/2024	57,116	—	—	—	1,456,313	1,513,429
Former Chief Executive Officer(5)	1/1/2023–12/31/2023	47,258	—	—	—	—	47,258
Shenif Visram,	1/1/2024–12/31/2024	259,616	680,000	—	—	21,284	960,900
Former Chief Financial Officer(6)
Aniss Amdiss,	1/1/2024–12/31/2024	38,943	—	—	—	756,976	795,919
Former Chief Legal Officer(7)
(1)

The amounts in this column include the annual bonus payable to each NEO, other than Ms. Leverton and Messrs. Visram and Amdiss. See “Compensation Discussion and Analysis—Annual Bonuses” for additional information on annual bonuses payable to our NEOs. The amount reported in this column for Mr. Visram represents retention bonuses and other bonuses paid to him in 2024 pursuant to his Retention Agreement and Separation Letter (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment). See “—Separation and Retention Agreements.”

(2)

The stock awards and option awards columns reflect the aggregate grant date fair value of equity awards granted computed in accordance with FASB ASC Topic 718. The assumptions we used in determining the grant date fair value of awards granted in 2024 are described in Note 19 to the consolidated financial statements in our Annual Report. For additional information, see “—Long-Term Incentives” and the “Grants of Plan-Based Awards” table below.

(3)

In connection with the closing of the Business Combination, Mr. Genoot’s annual salary increased to $490,000 in recognition of the additional responsibilities of being an executive officer of a public company. In connection with his appointment to CEO in 2024, his salary further increased to $550,000. The amount reported in the “All Other Compensation” column for Mr. Genoot in the fiscal year ended December 31, 2024 represents the payment of $10,140 to cover Mr. Genoot’s Young Presidents’ Organization membership fees.

(4)

In connection with the closing of the Business Combination, Mr. Ho’s annual salary increased to $490,000 in recognition of the additional responsibilities of being an executive officer of a public company. We have not yet paid Mr. Ho his 2024 base salary and 2024 annual bonus. The amount reported in the “All Other Compensation” column for Mr. Ho in the fiscal year ended December 31, 2024 represents the payment of $26,480 to cover Mr. Ho’s Young Presidents’ Organization membership fees for 2023 and 2024.

(5)

The salary reported for Ms. Leverton is gross salary pay denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment. The amount reported in the “All Other Compensation” column for Ms. Leverton in the fiscal year ended December 31, 2024 includes: (i) installment severance payments of $1,023,847 (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment), (ii) installment payments in lieu of her 2023 bonus of $338,980 (denominated and paid in Canadian dollars (CAD$465,386) and converted to U.S. dollars in the summary compensation table above using the average Bank of Canada exchange rate over the period paid from February 7, 2024 to December 31, 2024), (iii) $3,277 in respect of continued benefits as part of her severance (denominated and incurred by us in Canadian dollars (CAD$4,499) and converted U.S. dollars in the summary compensation table above using the average Bank of Canada exchange rate over the period covered from February 7, 2024 to December 31, 2024), (iv) a lump sum payment of her accrued vacation of $82,852 (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to the payment), and (v) reimbursement of legal fees incurred by her in connection with her separation agreement equal to $7,357 (denominated and paid in Canadian dollars (CAD$10,000) and converted to U.S. dollars in the summary compensation table above using the Bank of Canada exchange rate on March 22, 2024, the date of reimbursement).

(6)

The salary reported for Mr. Visram is gross salary pay denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment. The amount reported in the “All Other Compensation” column for Mr. Visram in the fiscal year ended December 31, 2024 includes: (i) a lump sum payment of his accrued vacation of $19,865 (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to the payment) and (ii) $1,419 in respect of continued benefits as part of his severance payable in 2024 (denominated and incurred by us in Canadian dollars (CAD$1,965) and converted to U.S. dollars in the summary compensation table above using the average Bank of Canada exchange rate over the period covered from August 21, 2024 to December 31, 2024). The amounts reported in the bonus column for Mr. Visram were denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each bonus payment.

24 | 2025 Proxy Statement

Executive Officer Compensation

(7)

The salary reported for Mr. Amdiss is the gross salary pay denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment. The amount reported in the “All Other Compensation” column for Mr. Amdiss in the fiscal year ended December 31, 2024 includes: (i) installment severance payments of $558,462 (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to each payment), (ii) installment payments in lieu of his 2023 bonus of $179,660 (denominated and paid in Canadian dollars (CAD$246,654) and converted to U.S. dollars in the summary compensation table above using the average Bank of Canada exchange rate over the period paid from February 7, 2024 to December 31, 2024), (iii) $3,277 in respect of continued benefits as part of his severance (denominated and incurred by us in Canadian dollars (CAD$4,499) and converted U.S. dollars in the summary compensation table above using the average Bank of Canada exchange rate over the period covered from February 7, 2024 to December 31, 2024), and (iv) a lump sum payment of his accrued vacation of $15,577 (denominated in U.S. dollars and paid in Canadian dollars using Bank of Canada’s average exchange rate for the month prior to the payment).

Grants of Plan-Based Awards Table

The following table shows the equity awards made under our 2023 Omnibus Incentive Plan to our NEOs during 2024.

										All Other
										Stock
										Awards:
										Number of	Grant Date
				Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Fair Value
		Date of		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock or	of Stock
	Award	Board	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards(4)
Name	Type	Action(1)	Date	($)	($)	($)	($)	($)	($)	(#)	($)
Asher Genoot	PSU(2)	3/26/2024	3/26/2024	—	—	—	—	—	—	481,348	8,635,384
Sean Glennan	PSU(2)	7/24/2024	8/21/2024	—	—	—	—	—	—	37,065	761,316
	RSU(3)	7/24/2024	8/21/2024	—	—	—	—	—	—	37,065	451,823
Michael Ho	PSU(2)	3/26/2024	3/26/2024	—	—	—	—	—	—	481,348	8,635,384
Victor Semah	PSU(2)	5/3/2024	5/3/2024	—	—	—	—	—	—	81,301	1,186,995
	RSU(3)	5/3/2024	5/3/2024	—	—	—	—	—	—	81,301	672,360
(1)	Represents date on which the awards were approved by our board of directors.
(2)

Represents 100% of the number of PSUs granted. The PSUs vest approximately three years from grant date and, as set forth in each applicable PSU grant agreement, if our stock price, on a basis of the highest 20-Day VWAP during the two-year performance period, exceeds our 20-Day VWAP as of a certain date by at least 50% or at least 100%, then the percentage of PSUs eligible to vest is 100% or 200% of the number of PSUs granted, respectively. The performance period for Messrs. Genoot, Ho, and Semah commenced on March 26, 2025 and will end on March 26, 2027. The performance period for Mr. Glennan’s PSUs will commence on August 21, 2025 and end on August 21, 2027. Any PSUs that become eligible to vest based on the performance of our common stock will vest as of March 26, 2027 for Messrs. Genoot, Ho, and Semah and August 21, 2027 for Mr. Glennan.

(3)

Represents sign-on RSUs granted to Messrs. Glennan and Semah in connection with the commencement of their employment with the Company. The RSUs vest in three substantially equal installments beginning on the first anniversary of the grant date for Mr. Glennan and beginning on May 1, 2025 for Mr. Semah.

(4)

Refer to Note 19 to the consolidated financial statements in our Annual Report for the relevant valuation assumptions for the grants. Included in this column is the grant date fair value of the PSUs and RSUs. See Footnote 2 of the “Summary Compensation Table” for additional details.

25 | 2025 Proxy Statement

Executive Officer Compensation

Employment Agreements

Asher Genoot and Michael Ho

On November 30, 2023, we entered into individual employment agreements with Messrs. Genoot and Ho (collectively, the “Executive Employment Agreements”), pursuant to which each executive is employed by the Company and Hut 8 Mining Corp. (collectively, the “Hut Group”) for an indefinite term until their respective employment is terminated in accordance with the terms of the applicable Executive Employment Agreement. Under the Executive Employment Agreements, we agree to provide each executive officer: (i) an annual base salary of $490,000 (Mr. Genoot’s salary was increased in 2024 to $550,000 in connection with his appointment to Chief Executive Officer); (ii) an annual bonus with a target opportunity equal to 80% of base salary, in each case subject to achievement of any applicable performance goals established by our board of directors (such target was increased in 2024 to equal 100% of base salary); (iii) eligibility to receive equity-based compensation as determined by our board of directors; (iv) with respect to Mr. Genoot, $10,000 in annual dues for ongoing membership in the Young Presidents’ Organization; and (v) an annual tax filing reimbursement up to $2,500.

Sean Glennan

On July 25, 2024, we entered into an employment agreement with Sean Glennan (the “Glennan Employment Agreement”), pursuant to which the executive is employed by us for an indefinite term until his employment is terminated in accordance with the terms of the Glennan Employment Agreement. Under the Glennan Employment Agreement, we agree to provide Mr. Glennan: (i) an annual base salary of $400,000; (ii) an annual bonus with a target opportunity equal to 100% of base salary, subject to achievement of any applicable performance goals established by our board of directors (except that Mr. Glennan’s 2024 annual bonus was paid at target on a prorated basis based on his start date); (iii) an equity award of RSUs equal to the quotient of $500,000 and the 20-Day VWAP ending on the final trading day prior to August 21, 2024; (iv) an equity award of PSUs equal to the quotient of $500,000 and the 20-Day VWAP ending on the final trading day prior to August 21, 2024; and (v) eligibility to receive additional equity-based compensation in the future as determined by our board of directors.

Victor Semah

On May 1, 2024, we entered into an employment agreement with Victor Semah (the “Semah Employment Agreement”), pursuant to which the executive is employed by us for an indefinite term until his employment is terminated in accordance with the terms of the Semah Employment Agreement. Under the Semah Employment Agreement, we agree to provide Mr. Semah: (i) an annual base salary of $375,000; (ii) an annual bonus with a target opportunity equal to 85% of base salary, subject to achievement of any applicable performance goals established by our board of directors; and (iii) eligibility to receive equity-based compensation as determined by our board of directors.

Separation and Retention Agreements

See “—Potential Payments upon Termination or Change in Control” for a summary of the separation agreements and retention agreement entered into with Ms. Leverton and Messrs. Visram and Amdiss, as applicable, in connection with their separation from the Company.

26 | 2025 Proxy Statement

Executive Officer Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding stock options and stock awards held by each of our NEOs as of December 31, 2024.

	Option Awards				Stock Awards
								Equity
								Incentive
								Plan Awards:
	Number of	Number of						Number of	Equity Incentive
	Securities	Securities						Shares, Units	Plan Awards:
	Underlying	Underlying			Number of		Market Value of	or Other	Market Value of
	Unexercised	Unexercised			Share of Units		Shares of Units	Rights that	Shares, Units or
	Options	Options	Option Exercise		of Stock that		of Stock that	have not	Other Rights that
	(#)(1)	(#)	Price	Option Expiration	have not Vested		have not Vested	Vested	have not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)		($)(2)	(#)	($)
Asher Genoot	704,449	—	0.39	01/05/2033	481,348	(3)	9,862,821	—	—
Sean Glennan	—	—	—	—	37,065	(3)	759,462	—	—
Sean Glennan	—	—	—	—	37,065	(4)	759,462	—	—
Michael Ho	—	—	—	—	481,348	(3)	9,862,821	—	—
Victor Semah	—	—	—	—	81,301	(3)	1,665,858	—	—
Victor Semah	—	—	—	—	81,301	(4)	1,665,858	—	—
Jaime Leverton	—	—	—	—	—		—	—	—
Shenif Visram	—	—	—	—	—		—	—	—
Aniss Amdiss	—	—	—	—	—		—	—	—
(1)	Represents USBTC replacement options that fully vested on August 12, 2024.
(2)

The value of the RSUs and PSUs is based on a price of $20.49 per share, which was the closing price of our common stock on December 31, 2024, the last trading day of our fiscal year. Each RSU and PSU represents the right to receive one share of our common stock and will settle in shares, if earned, of our common stock, net of taxes. PSU values assume vesting of 100% of the target number of PSUs granted.

(3)

Represents 100% of the target number of PSUs granted. The PSUs vest approximately three years from grant date and, as set forth in each applicable PSU grant agreement, if our stock price, on a basis of the highest 20-Day VWAP during the two-year performance period, exceeds our 20-Day VWAP as of a certain date by at least 50% or at least 100%, then the percentage of PSUs eligible to vest is 100% or 200% of the number of PSUs granted, respectively. The performance period for Messrs. Genoot, Ho, and Semah commenced on March 26, 2025 and will end on March 26, 2027. The performance period for Mr. Glennan’s PSUs will commence on August 21, 2025 and end on August 21, 2027. Any PSUs that become eligible to vest based on the performance of our common stock will vest as of March 26, 2027 for Messrs. Genoot, Ho, and Semah and August 21, 2027 for Mr. Glennan.

(4)	Represents RSUs that vest in three substantially equal installments beginning on the first anniversary of the grant date for Mr. Glennan and beginning on May 1, 2025 for Mr. Semah.

27 | 2025 Proxy Statement

Executive Officer Compensation

Option Exercises and Stock Vested

The table below reflects information for the fiscal year ended December 31, 2024 concerning the vesting of previously granted RSUs for each of the NEOs specified in the table below. The value of the shares represented by the vesting of RSUs is based on the closing price of our common stock on the date of vesting or, if vesting occurred on a non-trading day, settlement. No options were exercised by any NEO in 2024.

Stock Awards
Number
	of Shares	Value
	Acquired on	Realized on
	Vesting	Vesting
Name	(#)	($)
Asher Genoot	—	—
Sean Glennan	—	—
Michael Ho	—	—
Victor Semah	—	—
Jaime Leverton	452,664	3,707,318
Shenif Visram	66,666	749,993
Aniss Amdiss	100,965	826,903

Potential Payments upon Termination or Change in Control

The following narrative summarizes potential payments and benefits that may be received by our NEOs pursuant to existing employment agreements and other agreements under various separation scenarios. For Ms. Leverton and Messrs. Visram and Amdiss, the summary below reflects the actual severance payments and benefits that they received in connection with their termination of employment in 2024.

Separation and Retention Agreements

●	Jaime Leverton. On February 12, 2024, the Hut Group entered into an amended and restated Separation Agreement with Ms. Leverton providing for the following severance benefits consistent with a termination of employment without cause pursuant to Ms. Leverton’s employment agreement (the “Leverton Employment Agreement”). Subject to Ms. Leverton entering into a Full and Final Release and subject to compliance with her ongoing obligations pursuant to the Leverton Employment Agreement (including compliance with her restrictive covenants), she was entitled to (i) a cash payment in lieu of notice equal to $1,100,000 paid in equal installments for one year; (ii) continuation of her benefits through February 6, 2025 (for 2024 the value of continued benefits was $3,277; denominated and incurred by us in Canadian dollars and converted to U.S. dollars using the average Bank of Canada exchange rate over the period covered from February 7, 2024 to December 31, 2024); (iii) vesting of the 452,664 RSUs held by her as of February 6, 2024 in accordance with the terms of the Hut 8 Mining Corp. Omnibus Long-Term Incentive Plan (with a vesting date value of $3,707,318); (iv) a cash payment in lieu of a bonus for the fiscal year ended December 31, 2023 of CAD$500,000 paid in equal installments through February 6, 2025; and (v) reimbursement of legal fees incurred by her in connection with the Leverton Separation Agreement equal to CAD$10,000 ($7,357 converted to U.S. dollars using the Bank of Canada exchange rate on March 22, 2024, the date of reimbursement).

28 | 2025 Proxy Statement

Executive Officer Compensation

●	Shenif Visram. On February 11, 2024, the Hut Group entered into a retention arrangement with Mr. Visram (the “Retention Agreement”). The Retention Agreement provided that if Mr. Visram remained actively employed by the Hut Group and performed his duties in a manner satisfactory to our board of directors through (i) April 30, 2024, then he would receive a cash retention bonus of $315,000 and 33,333 of his RSUs scheduled to vest on December 31, 2024 would instead vest on April 30, 2024; (ii) July 31, 2024, then he would receive a cash retention bonus of $315,000 and 33,333 of his RSUs scheduled to vest on December 31, 2025 would instead vest on July 31, 2024; (iii) October 31, 2024, then he would receive a retention bonus of $215,000 (the “Third Bonus”); and (iv) January 31, 2025, then he would receive a retention bonus of $215,000 (the “Fourth Bonus”). Mr. Visram’s employment with the Hut Group ended on August 20, 2024, and as a result, he was not eligible to receive the Third Bonus or the Fourth Bonus. The total vesting date value of the RSUs that vested pursuant to the Retention Agreement in 2024 was $749,993. In accordance with the Retention Agreement, Mr. Visram was not entitled to any severance pursuant to his employment agreement. On August 15, 2024, Hut 8 Mining Corp. entered into a Separation Letter with Mr. Visram providing him with the following severance benefits, subject to Mr. Visram entering into a Full and Final Release and subject to compliance with his ongoing obligations pursuant to his employment agreement (including compliance with his restrictive covenants): (i) a $50,000 bonus and (ii) continuation of his benefits through August 19, 2025 (for 2024 the value of continued benefits was $1,419; denominated and incurred by us in Canadian dollars and converted to U.S. dollars using the average Bank of Canada exchange rate over the period covered from August 21, 2024 to December 31, 2024).
●	Aniss Amdiss. On February 9, 2024, the Hut Group entered into a Separation Agreement with Mr. Amdiss providing for the following severance benefits consistent with a termination of employment without cause pursuant to Mr. Amdiss’s employment agreement (the “Amdiss Employment Agreement”). Subject to Mr. Amdiss entering into a Full and Final Release and subject to compliance with his ongoing obligations pursuant to the Amdiss Employment Agreement (including compliance with his restrictive covenants), he was entitled to (i) a cash payment in lieu of notice equal to $600,000 paid in equal installments for one year; (ii) continuation of his benefits through February 6, 2025 (for 2024 the value of continued benefits was $3,277; denominated and incurred by us in Canadian dollars and converted to U.S. dollars using the average Bank of Canada exchange rate over the period covered from February 7, 2024 to December 31, 2024); (iii) vesting of the 100,965 RSUs held by him as of February 6, 2024 in accordance with the terms of the Hut 8 Mining Corp. Omnibus Long-Term Incentive Plan (with a vesting date value of $826,903); and (iv) a cash payment in lieu of a bonus for the fiscal year ended December 31, 2023 of CAD$265,000 paid in equal installments through February 6, 2025.

Employment Agreements

●	Asher Genoot. Pursuant to the Executive Employment Agreement with Mr. Genoot, upon a termination of employment without cause or if he terminates his employment for good reason (each, a “Qualifying Termination”), Mr. Genoot will be entitled to the following payments and benefits: (i) any annual bonus awarded in respect of the year preceding the year of termination but not yet paid; (ii) continued base salary and annual bonus at target (payable over twelve months following the date of termination); and (iii) twelve months of COBRA continuation coverage at active employee rates.
●	Sean Glennan. Pursuant to the Glennan Employment Agreement, upon a Qualifying Termination, Mr. Glennan will be entitled to the following payments and benefits: (i) any annual bonus awarded in respect of the year preceding the year of termination but not yet paid; (ii) continued base salary and annual bonus at target (payable over twelve months following the date of termination); and (iii) twelve months of COBRA continuation coverage at active employee rates.

29 | 2025 Proxy Statement

Executive Officer Compensation

●	Michael Ho. Pursuant to the Executive Employment Agreement with Mr. Ho, upon a Qualifying Termination, he will be entitled to the following payments and benefits: (i) any annual bonus awarded in respect of the year preceding the year of termination but not yet paid; (ii) an amount equal to Mr. Ho’s base salary and annual bonus at target (payable over twelve months or, at the option of Hut 8, as a lump sum payment); and (iii) continued benefits and perquisites (as existed on the date that notice of termination is provided) for the minimum statutory notice period (and, thereafter, continued group health and dental benefits for the remainder of the twelve -month post-termination period).
●	Victor Semah. Pursuant to the Semah Employment Agreement, upon a Qualifying Termination, Mr. Semah will be entitled to the following payments and benefits: (i) any annual bonus awarded in respect of the year preceding the year of termination but not yet paid; (ii) continued base salary and annual bonus at target (payable over twelve months following the date of termination); and (iii) twelve months of COBRA continuation coverage at active employee rates.

Pursuant to the employment agreements with our NEOs, if an NEO’s employment is terminated for cause or as a result of disability or voluntary termination (including retirement), the NEO would only be entitled to (i) accrued and unpaid base salary up to the date of termination; (ii) any accrued and outstanding vacation pay to the date of termination, if required to be paid pursuant to applicable law or policy; and (iii) reimbursement for business and other eligible expenses properly incurred to the date of termination (the “Basic Entitlements”). Upon a termination of an NEO’s employment due to death, in addition to the Basic Entitlements, the NEO would also be entitled to any annual bonus earned but unpaid for any prior fiscal year preceding the year in which the NEO’s death occurs. For Mr. Ho, upon a termination of employment due to disability, he would also be entitled to any severance required pursuant to Ontario’s Employment Standards Act, 2000.

All severance payments and benefits are subject to the NEO’s execution of a release of claims.

Treatment of LTIP Award Agreements

The following table summarizes the treatment of outstanding long-term incentive awards held by our NEOs under the scenarios set forth below.

Award Type	Death	Disability	For Cause Termination or Voluntary Resignation without Good Reason	Termination without Cause or Resignation Termination without Cause or Resignation for Good Reason	Termination without Cause or Resignation for Good Reason in Connection with A Change in Control (Double-Trigger)
RSUs	Full vesting acceleration	Full vesting acceleration	Forfeited	Vesting of any tranche scheduled to vest during the severance period	Full vesting acceleration
PSUs	Prorated vesting based on actual performance determined as of the date of termination	Prorated vesting based on actual performance determined as of the date of termination	Forfeited	Prorated vesting based on actual performance determined as of the date of termination	Full vesting acceleration with performance deemed to be achieved at the greater of target and actual performance levels

30 | 2025 Proxy Statement

Executive Officer Compensation

The tables below show the amounts that would be received by each NEO (other than Ms. Leverton and Messrs. Visram and Amdiss who terminated employment with us in 2024) under various termination scenarios, assuming that the termination occurred on December 31, 2024. The value of equity vesting is based on a price of $20.49 per share, which was the closing price of our common stock on December 31, 2024, the last trading day of our fiscal year.

		Cash Severance	Equity		Other Benefits	Total
Name	Termination Trigger	(Salary) ($)(1)	Vesting ($)		($)(2)	($)
Asher Genoot	Qualifying Termination	990,000	2,522,012	(3)	16,917	3,528,929
	Voluntary termination	—	—		—	—
	For Cause	—	—		—	—
	Retirement	—	—		—	—
	Death	—	2,522,012	(4)	—	2,522,012
	Disability	—	2,522,012	(4)	—	2,522,012
	Qualifying Termination in Connection with a Change in Control	990,000	9,862,821	(5)	16,917	10,869,738
Sean Glennan	Qualifying Termination	800,000	344,724	(3)	23,166	1,167,890
	Voluntary termination	—	—		—	—
	For Cause	—	—		—	—
	Retirement	—	—		—	—
	Death	—	851,032	(4)	—	851,032
	Disability	—	851,032	(4)	—	851,032
	Qualifying Termination in Connection with a Change in Control	800,000	1,518,924	(5)	—	2,318,924
Michael Ho	Qualifying Termination	882,000	2,522,012	(3)	—	3,404,012
	Voluntary termination	—	—		—	—
	For Cause	—	—		—	—
	Retirement	—	—		—	—
	Death	—	2,522,012	(4)	—	2,522,012
	Disability	—	2,522,012	(4)	—	2,522,012
	Qualifying Termination in Connection with a Change in Control	882,000	9,862,821	(5)	—	10,744,821
Victor Semah	Qualifying Termination	693,750	936,701	(3)	22,873	1,653,324
	Voluntary termination	—	—		—	—
	For Cause	—	—		—	—
	Retirement	—	—		—	—
	Death	—	2,047,259	(4)	—	2,047,259
	Disability	—	2,047,259	(4)	—	2,047,259
	Qualifying Termination in Connection with a Change in Control	693,750	3,331,716	(5)	22,873	4,048,339
(1)	Represents an amount equal to the NEO’s base salary and target annual bonus, which is payable over a period of twelve months.
(2)

For Messrs. Genoot, Glennan, and Semah, represents the estimated value of twelve months of COBRA continuation coverage at active employee rates. Mr. Ho does not currently receive benefits from us, including group health and dental benefits.

(3)

This amount represents: (i) for Messrs. Glennan and Semah, the number of RSUs that would vest during the twelve -month period following the assumed separation date of December 31, 2024 and (ii) for all NEOs, prorated number of PSUs based on assumed separation date of December 31, 2024 (assumes vesting of 100% of the target number of PSUs granted).

(4)

This amount represents: (i) full vesting of RSUs and (ii) for all NEOs, prorated number of PSUs based on assumed separation date of December 31, 2024 (assumes vesting of 100% of the target number of PSUs granted).

(5)

Equity awards will become fully vested upon a termination of employment without cause or resignation for good reason within twelve months following a change in control (with performance deemed to be achieved at the greater of target and actual performance levels). This benefit is a double-trigger provision. For PSUs, assumes vesting of 100% of the target number of PSUs granted.

31 | 2025 Proxy Statement

Non-Employee Director Compensation

Non-Employee Director Compensation

Non-employee directors are generally reimbursed for business expenses incurred directly in connection with their roles and duties, including travel, meals, and lodging.

The following table sets forth information concerning the compensation that we paid or awarded to our non-employee directors from January 1, 2024 through December 31, 2024. Ms. Leverton and Messrs.  Genoot and Ho did not receive any additional compensation in connection with their role as directors in 2024.

In 2024, each of our non-employee directors elected to receive 100% of their director compensation as equity in lieu of cash.

2024 Director Compensation

				Non-Equity	Nonqualified
	Fees Earned			Incentive	Deferred
	or			Plan	Compensation	All Other
	Paid in Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)	($)
Joseph Flinn	—	393,429	—	—	—	—	393,429
Alexia Hefti(2)	—	160,165	—	—	—	—	160,165
Stanley O'Neal	—	375,318	—	—	—	—	375,318
Carl J. Rickertsen	—	362,204	—	—	—	—	362,204
Mayo A. Shattuck III	—	405,919	—	—	—	—	405,919
William Tai	—	387,186	—	—	—	—	387,186
Amy Wilkinson(3)	—	387,186	—	—	—	10,298	397,484
(1)	The amounts under the “Stock Awards” column represents the aggregate grant date fair value of the RSUs granted to each non-employee director during the fiscal year ended December 31, 2024, with such aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For complete FASB ASC Topic 718 disclosures for the awards, see Note 19 to the consolidated financial statements in our Annual Report.

The following table shows the numbers of RSUs and grant date fair value for each RSU grant made to our non-employee directors during the fiscal year ended December 31, 2024.

Name	RSU Grants (March 26, 2024)(a)	RSU Grants (August 12, 2024)(b)
Joseph Flinn	17,918 RSUs (grant date value of $177,030)	18,999 RSUs (grant date value of $216,399)
Alexia Hefti	16,211 RSUs (grant date value of $160,165)	—
Stanley O'Neal	16,780 RSUs (grant date value of $165,787)	18,396 RSUs (grant date value of $209,531)
Carl J. Rickertsen	16,496 RSUs (grant date value of $162,981)	17,491 RSUs (grant date value of $199,223)
Mayo A. Shattuck III	18,487 RSUs (grant date value of $182,652)	19,602 RSUs (grant date value of $223,267)
William Tai	17,633 RSUs (grant date value of $174,215)	18,698 RSUs (grant date value of $212,971)
Amy Wilkinson	17,633 RSUs (grant date value of $174,215)	18,698 RSUs (grant date value of $212,971)
(a)	These RSUs vested on the date of the 2024 Annual General Meeting.
(b)	These RSUs will vest on the date of the Annual Meeting.
(2)	Ms. Hefti did not stand for re-election in the 2024 Annual General Meeting.
(3)	The amount under the “All Other Compensation” column for Ms. Wilkinson represents reimbursements for certain director continuing education expenses.

32 | 2025 Proxy Statement

Pay Versus Performance

PAY VERSUS PERFORMANCE

The following tables and related disclosures provide information about the relationship between executive compensation and certain measures of our financial performance for our principal executive officers (the “PEOs”) and our other named executive officers (the “Non-PEO NEOs”). This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our compensation committee or CEO, as applicable, make compensation decisions. For further information on our compensation decisions, please see “Compensation Discussion and Analysis.”

Summary
Compensation
	Table	Compensation	Summary	Compensation	Summary
	Total for	Actually	Compensation	Actually	Compensation	Compensation	Average Summary	Average		Peer Group		Non-GAAP
	PEO	Paid to PEO	Table Total for	Paid to PEO	Table	Actually	Compensation	Compensation	Total	Total	Net	Adjusted
Fiscal	Michael	Michael	PEO Jaime	Jaime	Total for PEO	Paid to PEO	Table Total for	Actually Paid to	Shareholder	Shareholder	Income	EBITDA
Year	Ho(1)	Ho(2)	Leverton(1)	Leverton(2)	Asher Genoot(1)	Asher Genoot(2)	Non-PEO NEOs(3)	Non-PEO NEOs(4)	Return(5)	Return(6)	($ in millions)(7)	($ in millions)(8)
2024	$—	$—	$1,513,429	$(817,791)	$10,280,140	$19,638,720	$3,168,634	$6,004,177	$195	$110	$331.4	$555.7
2023	$5,956,568	$7,677,578	$47,258	$6,876,878	$—	$—	$967,293	$6,283,441	$127	$134	$21.9	$85.7
(1)	Mr. Ho served as the PEO of USBTC, which was the accounting acquirer in the Business Combination. Ms. Leverton served as our PEO following the Business Combination through February 2024. Mr. Genoot is our current PEO and has served as our PEO since February 2024. The amounts reported under the “Summary Compensation Table Total” reflect the total compensation amounts reported in the “Summary Compensation Table” for each of our PEOs for each respective year in which such individual served as PEO for any portion of the year. For Ms. Leverton, the 2023 Summary Compensation Table reflects the compensation she received following the completion of the Business Combination.
(2)	The amounts reported in these columns represent the compensation actually paid (“CAP”) to our PEOs for the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on their respective total compensation reported in the “Summary Compensation Table” for the indicated fiscal years and adjusted as shown in the tables below:

								Fair Value at
					Change	Change	Fair Value of	Start of Fiscal
					in Value of	in Value of	Vested Awards	Year of Awards
			Grant Date	Year End	Unvested Awards	Vested Awards	Granted and	that Failed to	Total
Fiscal			Value of	Value of	Granted in Prior	Granted in Prior	Vested in Current	Meet Vesting	Equity Award
Year	Executives	SCT	New Awards	New Awards	Fiscal Years	Fiscal Years	Fiscal Year	Conditions	Adjustments	CAP
2024	PEO: Jaime Leverton	$1,513,429	$—	$—	$—	$(2,331,220)	$—	$—	$(2,331,220)	$(817,791)
	PEO: Asher Genoot	$10,280,140	$(8,635,384)	$19,427,205	$—	$(1,433,241)	$—	$—	$17,993,964	$19,638,720
2023	PEO: Michael Ho	$5,956,568	$(5,685,103)	$—	$—	$—	$7,406,113	$—	$7,406,113	$7,677,578
	PEO: Jaime Leverton	$47,258	$—	$—	$5,653,773	$3,566,862	$—	$(2,391,015)	$6,829,620	$6,876,878

(3)	The amounts reported under the “Average Summary Compensation Table Total” reflect the average of the total compensation amounts reported in the “Summary Compensation Table” for each of our Non-PEO NEOs in the indicated year. The Non-PEO NEOs for 2023 were Messrs. Genoot and Block. The Non-PEO NEOs for 2024 were Messrs. Ho, Glennan, Semah, Visram, and Aniss Amdiss.
(4)	The amounts reported in this column represent the CAP to our Non-PEO NEOs in the indicated fiscal year, as calculated under Item 402(v) of Regulation S-K based on the average total compensation for such NEOs reported in the “Summary Compensation Table” for the indicated fiscal year and adjusted as shown in the table below:

Fair Value at
					Change	Change	Fair Value of	Start of Fiscal
					in Value of	in Value of	Vested Awards	Year of Awards
			Grant Date	Year End	Unvested Awards	Vested Awards	Granted and	that Failed to	Total
Fiscal			Value of	Value of	Granted in Prior	Granted in Prior	Vested in Current	Meet Vesting	Equity Award
Year	Executives	SCT	New Awards	New Awards	Fiscal Years	Fiscal Years	Fiscal Years	Conditions	Adjustments	CAP
2024	Non-PEO NEOs	$3,168,634	$(2,341,576)	$5,308,980	$—	$(131,860)	$—	$—	$5,117,119	$6,004,177
2023	Non-PEO NEOs	$967,293	$(675,153)	$4,636,907	$—	$800,368	$554,027	$—	$5,991,301	$6,283,441

Equity Award values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate these fair values did not materially differ from those disclosed at the time of grant.

(5)	Pursuant to Item 402(v) of Regulation S-K, the total shareholder return (“TSR”) comparison assumes $100 was invested in our common stock on December 4, 2023 (the first trading following the completion of the Business Combination) using the closing stock price on that date (the “Measurement Date”).
(6)	The TSR peer group is based on a sub-group of our industry peers, namely Applied Digital Corporation, Bitfarms Ltd., Cipher Mining Inc., CleanSpark, Inc., Core Scientific, Inc., MARA Holdings, Inc., Riot Platforms, Inc., and TeraWulf Inc. The comparison assumes $100 was invested in this set of peers on the Measurement Date.
(7)	Reflects net income for the twelve months ended December 31, 2024, included in our Annual Report, and net income for the twelve months ended December 31, 2023, included in our Transition Report on Form 10-K for the fiscal year ended December 31, 2023.
(8)	Non-GAAP Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss), adjusted for impacts of interest expense, income tax provision or benefit, depreciation and amortization, foreign exchange gains or losses, gain on debt extinguishment, gain on derivatives, gain on bargain purchase, our share of unconsolidated joint venture depreciation and amortization, the removal of non-recurring transactions, impairment on assets, gain or loss on sale of property and equipment, loss from discontinued operations, net loss attributable to non-controlling interests, and stock-based compensation expense in the period presented. Other than TSR and net income, Adjusted EBITDA represents the most important financial performance measure used to link CAP to company performance.

33 | 2025 Proxy Statement

Pay Versus Performance

Compensation Actually Paid versus Performance Measures

CAP, as calculated pursuant to Item 402(v) of Regulation S-K, reflects cash compensation actually paid as well as changes to the fair values of equity awards during the years shown in the table based on year-end or vesting date stock prices, and various accounting valuation assumptions. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned by our NEOs from their equity awards. CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.

Below are graphs showing the relationship between CAP to our PEOs and Non-PEO NEOs for the twelve months ended December 31, 2023 and 2024 to (i) our TSR, (ii) our net income, and (iii) our Adjusted EBITDA:

34 | 2025 Proxy Statement

Pay Versus Performance

35 | 2025 Proxy Statement

Proposal 2: Advisory Vote on the Compensation of our Named Executive Officers

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our BOARD OF DIRECTORS RECOMMENDs that YOU VOTE “FoR” ThE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Although not required until next year, we are seeking an advisory vote from our stockholders to approve the compensation of our NEOs as disclosed in this proxy statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote and gives our stockholders the opportunity to endorse or not endorse our compensation program for our NEOs.

As described more fully in “Compensation Discussion and Analysis,” we believe that our executive compensation program is fundamentally designed to drive sustainable, long-term value creation by aligning the interests of our leadership with those of our stockholders. Although the advisory vote is non-binding, our board of directors and compensation committee value the opinions of our stockholders and will consider stockholder feedback obtained through this vote in making future decisions about our executive compensation program. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our NEOs, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and related narrative discussion.”

The affirmative vote of a majority of the votes cast at the Annual Meeting for this proposal is required to approve this proposal.

36 | 2025 Proxy Statement

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our BOARD OF DIRECTORS RECOMMENDs that YOU VOTE for “ONE YEAR” AS THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with SEC rules, we are seeking an advisory vote from our stockholders on how often we should hold an advisory vote to approve our NEO compensation. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote. You may vote for every one, two, or three years, or you may abstain from voting.

After considering the benefits and consequences of each alternative, our board of directors recommends that the advisory vote on the compensation of our NEOs be submitted annually. In formulating its recommendation, our board of directors considered how an advisory vote every year provides our stockholders the opportunity to evaluate our compensation policies and procedures on a frequency and consistent basis. Since we make our compensation decisions on an annual basis, we believe our stockholders should have an annual opportunity to provide advisory approval of these decisions. We also believe that an annual say-on-pay vote provides the highest level of accountability and direct communication with our stockholders.

While our board of directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our NEOs should be held every year, two years, or three years.

Our board of directors and our compensation committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will take into account the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our board of directors or our company, our board of directors may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our NEOs more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors.

The alternative among one year, two years, or three years that receives the highest number of votes from the holders of shares of our common stock present in person, or represented by proxy, and entitled to vote will be deemed to be the frequency preferred by our stockholders.

37 | 2025 Proxy Statement

Share Ownership of Certain Beneficial Owners and Management/Directors

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT/DIRECTORS

The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of April 23, 2025 for:

●	each of our directors;
●	each of our named executive officers;
●	all of our current directors and executive officers as a group; and
●	each person or group known by us to be the beneficial owner of more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to its securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all of the shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 104,166,843 shares of common stock outstanding as of April 23, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 23, 2025 or issuable pursuant to restricted stock units, preferred stock units, or deferred stock units that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, to be outstanding and to be beneficially owned by the person holding the stock option, restricted stock unit, preferred stock unit, or deferred stock unit for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is Hut 8 Corp., 1101 Brickell Avenue, Suite 1500, Miami, FL 33131. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Amount and Nature of
	Beneficial Ownership
		Approximate
	Number of	Percentage
	Shares	of Shares
	Beneficially	Beneficially
Directors and Named Executive Officers:	Owned	Owned
Joseph Flinn(1)	82,463	*
E. Stanley O’Neal(2)	470,917	*
Carl J. (Rick) Rickertsen(3)	50,735	*
Mayo A. Shattuck III(4)	338,797	*
William Tai(5)	202,791	*
Amy Wilkinson(6)	282,136	*
Asher Genoot(7)	4,013,299	3.8%
Sean Glennan	—	*
Michael Ho(8)	6,326,412	6.1%
Jaime Leverton(9)	322,899	*
Victor Semah(10)	27,101	*
Shenif Visram(11)	43,959	*
Aniss Amdiss(12)	11,716	*
All directors and executive officers as a group (10)(13)	11,794,651	11.2%
5% or Greater Stockholders (other than directors and executive officers):
BlackRock, Inc.(14)	6,738,814	6.5%
The Vanguard Group(15)	6,214,272	6.0%
Coatue Management, L.L.C.(16)	9,149,131	8.1%

38 | 2025 Proxy Statement

Share Ownership of Certain Beneficial Owners and Management/Directors

*	Represents beneficial ownership or voting power of less than one percent (1%).
(1)	Represents (i) 28,603 shares of our common stock issuable pursuant to redemption of deferred stock units held by Mr. Flinn that are redeemable within 60 days of April 23, 2025, (ii) 18,999 shares of our common stock issuable pursuant to restricted stock units held by Mr. Flinn that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, (iii) 23,000 shares of our common stock issuable upon exercise of stock options held by Mr. Flinn that are exercisable within 60 days of April 23, 2025, and (iv) 11,861 shares of our common stock held by Mr. Flinn.
(2)	Represents (i) 245,805 shares of our common stock issuable upon exercise of stock options held by Mr. O’Neal that are exercisable within 60 days of April 23, 2025, (ii) 18,396 shares of our common stock issuable pursuant to restricted stock units held by Mr. O’Neal that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, and (iii) 206,716 shares of our common stock held by Mr. O’Neal.
(3)	Represents (i) 16,748 shares of our common stock issuable pursuant to redemption of deferred stock units held by Mr. Rickertsen that are redeemable within 60 days of April 23, 2025, (ii) 17,491 shares of our common stock issuable pursuant to restricted stock units held by Mr. Rickertsen that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, and (iii) 16,496 shares of our common stock held by Mr. Rickertsen.
(4)	Represents (i) 245,805 shares of our common stock issuable upon exercise of stock options held by Mr. Shattuck that are exercisable within 60 days of April 23, 2025, (ii) 19,602 shares of our common stock issuable pursuant to restricted stock units held by Mr. Shattuck that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, and (iii) 73,390 shares of our common stock held by Mr. Shattuck.
(5)	Represents (i) 28,603 shares of our common stock issuable pursuant to redemption of deferred stock units held by Mr. Tai that are redeemable within 60 days of April 23, 2025, (ii) 18,698 shares of our common stock issuable pursuant to restricted stock units held by Mr. Tai that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025, and (iii) 155,490 shares of our common stock held by Mr. Tai.
(6)	Represents (i) 18,698 shares of our common stock issuable pursuant to restricted stock units held by Ms. Wilkinson that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025 and (ii) 263,438 shares of our common stock held by Ms. Wilkinson.
(7)	Represents (i) 704,449 shares of our common stock issuable upon exercise of stock options held by Mr. Genoot that are exercisable within 60 days of April 23, 2025, (ii) 3,044,408 shares of our common stock held by Mr. Genoot and (iii) 264,442 shares of our common stock held in a qualified retirement account for the benefit of Mr. Genoot.
(8)	Represents 6,326,412 shares of our common stock held by Mr. Ho.
(9)	Represents 322,899 shares of our common stock held by Ms. Leverton.
(10)	Represents 27,101 shares of our common stock issuable pursuant to restricted stock units held by Mr. Semah that are subject to vesting and settlement conditions expected to occur within 60 days of April 23, 2025.
(11)	Represents 43,959 shares of our common stock held by Mr. Visram.
(12)	Represents 11,716 shares of our common stock held by Mr. Amdiss.
(13)	Consists of (i) 10,362,653 shares of our common stock, (ii) 1,219,059 shares of our common stock issuable upon exercise of stock options, (iii) 73,954 shares of our common stock issuable pursuant to redemption of deferred stock units, and (iv) 138,985 shares of our common stock issuable pursuant to restricted stock units.
(14)	Based solely on information reported by BlackRock, Inc. (“Blackrock”) on the Schedule 13G filed with the SEC on November 8, 2024, and reporting ownership as of September 30, 2024. Blackrock has sole voting power over 6,591,817 shares of our common stock, shared voting power over 0 shares of our common stock, sole dispositive power over 6,738,814 shares of our common stock, and shared dispositive power over 0 shares of our common stock. The business address of Blackrock is 50 Hudson Yards, New York, NY 10001.
(15)	Based solely on information reported by The Vanguard Group (“Vanguard”) on the Schedule 13G filed with the SEC on November 12, 2024, and reporting ownership as of September 30, 2024. Vanguard has sole voting power over 0 shares of our common stock, shared voting power over 54,691 shares of our common stock, sole dispositive power over 6,086,871 shares of our common stock, and shared dispositive power over 127,401 shares of our common stock. The business address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355.
(16)	Based solely on information reported by Coatue Management, L.L.C. (“Coatue Management”), Philippe Laffont, and Coatue Tactical Solutions Lending Holdings AIV 3 LP (“Coatue LP”) on the Schedule 13G filed with the SEC on July 8, 2024, and reporting ownership as of June 28, 2024. Coatue Management, Philippe Laffont, and Coatue LP have sole voting power over 0 shares of our common stock, shared voting power over 9,149,131 shares of our common stock issuable upon the conversion of a convertible note issued by the Company to Coatue LP that is convertible within 60 days of April 23, 2025, sole dispositive power over 0 shares of our common stock, and shared dispositive power over 9,149,131 shares of our common stock issuable upon the conversion of a convertible note issued by the Company to Coatue LP that is convertible within 60 days of April 23, 2025. The business address of Coatue Management, Philippe Laffont, and Coatue LP is 9 West 57th St, New York, NY 10019.

39 | 2025 Proxy Statement

Certain Relationships and Related Party Transactions

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions Policy

We have adopted a formal written policy and procedure for the review, approval, and ratification of related person transactions, as defined under the rules and regulations promulgated by the Exchange Act. The policy covers any transaction in which we were, are, or will be a participant, the amount involved exceeds $120,000, and any related person had, has, or will have a direct or indirect material interest. For purposes of the policy, a related person is defined to be any of the following: (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (iii) a related party as such term is defined under Multilateral Instrument 61-101–Protection of Minority Security Holders in Special Transactions or Item 404 of Regulation S-K; (iv) any immediate family member (as such term is defined in the policy) of any of the foregoing persons; and (v) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The policy generally requires any proposed related person transaction to be reported to our Chief Legal Officer and reviewed and approved by our audit committee, unless such related person transaction has been pre-approved by our audit committee. Our audit committee may approve or ratify a related person transaction only if the audit committee determines in good faith that the transaction is in the best interest of the Company and our stockholders. In making such determination, our audit committee reviews and considers the relevant facts and circumstances, including, among other factors it deems appropriate, the following:

●	the related person’s interest in the transaction;
●	the terms of the transaction;
●	the purpose of, and the potential benefits to the Company of, the transaction; and
●	any other information regarding the transaction or the related person that would be material to investors in light of the circumstances of the particular transaction.

In addition to the procedures set forth in the Related Person Transactions policy, we have multiple processes for reporting conflicts of interest, including related person transactions. Under our Code of Business Conduct and Ethics, all directors, officers, employees, and certain other personnel are required to disclose in writing to management any conflict as soon as it is identified. We also maintain a Whistleblower Policy that establishes procedures for confidential, anonymous submissions by our employees, representatives, and associates regarding any known or suspected violations of our corporate policies.

Related Person Transactions

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with all of our directors and executive officers and purchased directors’ and officers’ liability insurance. The indemnification agreements and our bylaws require us to indemnify our directors and officers to the fullest extent permitted by applicable law.

Other relationships

An immediate family member of Mr. Genoot is employed by us in a non-officer position. The employee has an annual base salary of $120,000 for 2025 and receives other benefits provided to employees at the same level. In 2024, the compensation paid to this employee in the aggregate was below $120,000.

40 | 2025 Proxy Statement

Proposal 4: Ratification of the Appointment of Our Independent Registered Public Accounting Firm

PROPOSAL 4: Ratification of the appointment of our independent registered Public ACcounting Firm

Our BOARD OF DIRECTORS RECOMMENDs that YOU VOTE “FOR” THE ratification of the appointment of kpmg LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025

Our audit committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although stockholder ratification of the appointment of KPMG is not required by law, we are submitting the appointment to our stockholders for ratification as a matter of good corporate governance. The ratification of the appointment of KPMG requires the vote of the holders of a majority of the voting power of the shares represented at the meeting and entitled to vote on such question, voting as a single class. If stockholders do not ratify the appointment of KPMG, the audit committee will reconsider the appointment. Even if stockholders ratify the appointment of KPMG, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in the best interests of us and our stockholders. Representatives of KPMG are expected to attend the Annual Meeting.

Recent Changes in Accounting Firms

Engagement of New Independent Registered Public Accounting Firm

On March 25, 2025, our audit committee approved the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

During our two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 25, 2025, neither we nor anyone on our behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report or oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Dismissal of Former Independent Registered Public Accounting Firm

On March 25, 2025, our audit committee approved the dismissal of Raymond Chabot Grant Thornton LLP (“RCGT”) as our independent registered public accounting firm.

The reports of RCGT on our financial statements for each of the two most recent fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 25, 2025, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with RCGT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RCGT, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

41 | 2025 Proxy Statement

Proposal 4: Ratification of the Appointment of Our Independent Registered Public Accounting Firm

During our two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 25, 2025, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in our internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in our Annual Report. The material weaknesses related to the operating effectiveness of (i) our control pertaining to the review of the calculation of the deferred tax provision for Bitcoin held in an international jurisdiction and (ii) our control pertaining to the review of a complex accounting transaction related to our BITMAIN miner purchase agreement. The material weaknesses were discussed with the audit committee, and we have authorized RCGT to respond fully to inquiries of KPMG concerning the material weaknesses.

We provided RCGT with a copy of the auditor change disclosures prior to filing them with the SEC in our Current Report on Form 8-K on March 31, 2025 (the “Form 8-K”), and requested that RCGT furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in the Form 8-K, as specified by Item 304(a)(3) of Regulation S-K. A copy of RCGT’s letter dated March 31, 2025, was filed as Exhibit 16.1 to the Form 8-K.

Principal Accountant Fees and Services

The following table presents aggregate fees billed to us for services rendered by our principal accountants for the twelve months ended December 31, 2024, the six months ended December 31, 2023, and the twelve months ended June 30, 2023:

	Twelve Months Ended	Six Months Ended	Twelve Months Ended
(in thousands)	December 31, 2024	December 31, 2023	June 30, 2023
Audit Fees(1)
KPMG LLP	$—	$—	$—
Raymond Chabot Grant Thornton LLP	2,334.5	1,065.2	—
RSM US LLP	—	50.0	245.0
Audit-Related Fees(2)
KPMG LLP	$—	$—	$—
Raymond Chabot Grant Thornton LLP	107.0	190.7	—
RSM US LLP	63.0	387.5	275.0
Tax Fees (3)
KPMG LLP	$1,164.7	$—	$—
Raymond Chabot Grant Thornton LLP	—	—	—
RSM US LLP	—	—	—
All Other Fees(4)
KPMG LLP	$—	$—	$—
Raymond Chabot Grant Thornton LLP	—	69.8	—
RSM US LLP	—	42.1	23.3
Total	$3,669.2	$1,798.3	$543.3
(1)	Represents fees billed for professional services provided in connection with (i) the audit of our financial statements and the effectiveness of internal control over financial reporting for the twelve months ended December 31, 2024, and the review of the interim consolidated financial statements included in the quarterly reports during fiscal year 2024, completed by RCGT, (ii) the audit of our financial statements for the six months ended December 31, 2023, completed by RCGT, and the review of the interim consolidated financial statements included in the quarterly report for the three months ended September 30, 2023, completed by RSM US LLP (“RSM”), and (iii) the audit of our financial statements for the twelve months ended June 30, 2023, completed by RSM.
(2)	Represents fees billed for professional services provided in connection with (i) registration statements and similar securities offering materials and (ii) the preparation and review of documents related to our securities offerings.
(3)	Represents fees billed for professional services related to tax compliance, tax advice, and tax planning.
(4)	Represents fees bills for any other products and services not covered under the other captions above.

Audit Committee Pre-Approval

Since our Business Combination, all services performed by our independent registered public accounting firm for us and our subsidiaries have been pre-approved by the audit committee. The audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the public accounting firm’s independence.

42 | 2025 Proxy Statement

Audit Committee Report

AUDIT COMMITTEE REPORT

The audit committee is responsible primarily for assisting the board of directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, and legal compliance functions of the Company and its subsidiaries. The committee assists in the board of directors’ oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors and the Company’s internal audit function.

The Company’s management is responsible for the preparation and presentation of the Company’s financial statements, the effectiveness of internal control over financial reporting, and procedures that are reasonably designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements or disclosures.

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management and with Raymond Chabot Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2024. The audit committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The audit committee received the written disclosures and the letter from Raymond Chabot Grant Thornton LLP required by applicable requirements of the PCAOB regarding auditor communications with the audit committee concerning independence, and discussed with Raymond Chabot Grant Thornton LLP its independence.

Based on such review and discussions, the audit committee recommended to the board of directors that the financial statements referred to above be included in the Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee

Joseph Flinn (Chair)

Mayo A. Shattuck III

E. Stanley O’Neal

43 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

PROPOSAL 5: APPROVAL OF an Amendment to the HUT 8 CORP. 2023 OMNIBUS INCENTIVE PLAN

Our BOARD OF DIRECTORS RECOMMENDs that YOU VOTE “FOR” THE APPROVAL OF an AMENDMENT TO THE HUT 8 CORP. 2023 OMNIBUS INCENTIVE PLAN

Our Hut 8 Corp. 2023 Omnibus Incentive Plan (the “2023 Plan”) was first approved by our board of directors and stockholders in connection with the Business Combination, and was further amended to update certain administrative provisions on May 27, 2024. The 2023 Plan reserved for issuance up to 6.85% of the number of issued and outstanding shares of our common stock (“Shares”), from time to time, calculated on a non-diluted basis (the “evergreen provision”). Our board of directors has approved, subject to stockholder approval, an amendment to the 2023 Plan to (i) remove the evergreen provision and include a fixed maximum aggregate number of Shares to be reserved and available for issuance under the 2023 Plan of 10,500,000 Shares that we are requesting in this proposal (in addition to (1) the number of Shares that remain available for new grants of awards under the current 2023 Plan as of the date that our stockholders approve the amended 2023 Plan (the “Effective Date”), which as of April 23, 2025 was 987,376 Shares and (2) the number of Shares subject to outstanding equity awards granted under the current 2023 Plan as of the Effective Date, which as of April 23, 2025 was 5,762,223 Shares), (ii) extend the term of the amended 2023 Plan to the tenth anniversary of the Effective Date (expected to be June 18, 2035), and (iii) update the amended 2023 Plan to remove certain provisions that only applied in Canada, to be effective as of the Effective Date. If we do not obtain requisite stockholder approval of the amended 2023 Plan, the current 2023 Plan will remain in effect. The affirmative vote of a majority of the votes cast at the Annual Meeting for this proposal is required to approve this proposal.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholder approve the amended 2023 Plan, in the form presented to stockholders in Appendix A to the Company’s proxy statement, providing for 10,500,000 Shares to be reserved and available for issuance under the 2023 Plan (in addition to (1) the number of Shares that remain available for new grants of awards under the current 2023 Plan as of the Effective Date and (2) the number of Shares subject to outstanding equity awards granted under the current 2023 Plan as of the Effective Date).”

Our board of directors recommends approval of the amended 2023 Plan to enable the continued use of the 2023 Plan for stock-based grants consistent with the objectives of our long-term incentive program, which aligns the interests of key personnel with those of our stockholders. The purpose of the 2023 Plan is to provide additional incentives to our officers, employees, non-employee directors, independent contractors, and consultants in order to strengthen their commitment to the Company, motivate them to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated persons who are essential to the success of our business and whose efforts will impact our long-term growth and profitability. In furtherance of these objectives, our board of directors has considered two key metrics in making equity grants under the 2023 Plan: (i) historical burn rate and (ii) overhang.

●	Historical burn rate. The following table sets forth the burn rate of awards granted under the 2023 Plan for each of our three most recently completed fiscal years, calculated as the number of Shares subject to equity awards granted under the 2023 Plan, with performance stock units included if vested/earned, during the applicable fiscal year divided by the weighted average shares of common stock outstanding – basic for the applicable fiscal year.

	Twelve Months Ended	Six Months Ended	Twelve Months Ended
	December 31, 2024	December 31, 2023	June 30, 2023
Weighted average shares of common stock outstanding – basic(1)	91,320,744	51,268,013	41,471,593
Number of Shares subject to equity awards granted under the 2023 Plan(2)
RSUs	930,410	502,806	–
DSUs	–	5,615	–
PSUs – vested/earned(3)	–	–	–
Replacement stock options	–	23,000	–
Period or annual burn rate – 2023 Plan(4)	1.02%	1.04%	0.00%
(1)	The weighted average shares of common stock outstanding – basic for the twelve months ended December 31, 2023 and twelve months ended December 30, 2022 were 47,084,060 and 38,331,070, respectively.

44 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

(2)	The number of Shares subject to equity awards granted under the 2023 Plan for the six months ended December 31, 2023 were the same number of Shares granted under the 2023 Plan for the twelve months ended December 31, 2023 (i.e., 531,421 Shares subject to equity awards granted under the 2023 Plan). The number of Shares subject to equity awards granted under the 2023 Plan for the twelve months ended June 30, 2023 were the same number of Shares granted under the 2023 Plan for twelve months ended December 30, 2022 (i.e., no Shares subject to equity awards granted under the 2023 Plan).
(3)	1,602,609 PSUs, assuming target level of performance, were granted during the twelve months ended December 31, 2024 and none were vested/earned during the period granted.
(4)	The burn rate inclusive of PSUs when granted was 4.53%, assuming maximum payout, for the twelve months ended December 31, 2024. No PSUs were granted in prior fiscal years.
●	Overhang. Our overhang is the number of Shares subject to equity awards outstanding plus the number of Shares available for future grants in proportion to the Shares outstanding. The table below sets forth our overhang as of April 23, 2025 and assuming the increase in the share reserve we are requesting, our overhang would be 19.23% as of April 23, 2025. All overhang figures are assuming maximum payout for PSUs.

	As of April 23, 2025
Shares outstanding	104,166,843
Number of Shares subject to equity awards outstanding	8,545,081	(1)
Number of Shares available for future grants	987,376
Overhang	9.15%
(1)	As of April 23, 2025, the Shares subject to equity awards outstanding comprised of: (i) 4,329 DSUs under the 2023 Plan, (ii) 1,273,907 RSUs under the 2023 Plan, (iii) 3,460,987 PSUs under the 2023 Plan (assuming maximum payout), (iv) 1,023,000 options under the 2023 Plan, (v) 2,593,939 options under the Hut 8 Corp. Rollover Option Plan (the “Rollover Plan”), (vi) 69,625 DSUs under the Hut 8 Mining Corp. Omnibus Long-Term Incentive Plan (the “Hut Mining Plan”), and (vii) 119,294 restricted stock units under the Hut Mining Plan. The outstanding 3,616,939 options as of April 23, 2025 have a weighted average exercise price of $4.54 per Share.

The amended 2023 Plan and our other related governance practices and policies protect stockholder interests and reflect the use of certain best practices including:

●	Double Trigger Change in Control Treatment. All awards provide for “double trigger” change of control vesting, meaning that awards will not vest in connection with a change in control without a subsequent qualifying termination of employment.
●	No Share Recycling. There is an express prohibition on recycling, meaning that Shares tendered or withheld in payment of exercise price for awards or in satisfaction of withholding taxes will not be available again for issuance.
●	No Repricing. There is an express prohibition on repricing without approval from our stockholders.
●	No “Evergreen” Provision. The amended 2023 plan does not provide for an automatic increase to the Shares available for issuance; increases must be approved by our stockholders.
●	Clawback. Awards granted under the 2023 Plan will be subject to recovery under any applicable law, government regulation, or stock exchange listing requirement, and any clawback policy that we are required to adopt pursuant to any applicable law, government regulation, or stock exchange listing requirement, including our existing Clawback Policy.
●	No Hedging, Speculative Transactions, and Stock Pledging. We maintain insider trading policies that prohibit hedging or pledging of our securities by employees and directors, subject to certain exceptions.
●	Limit on Non-Employee Directors’ Compensation. The total value of any awards granted to a non-employee director in a fiscal year, when aggregated with such director’s cash fee with respect to such fiscal year, will not exceed $750,000 in the aggregate (with certain additional limits as described below). The Administrator (as defined below) may make exceptions to increase such limit to $1,000,000 in extraordinary circumstances.

45 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Plan Description

The following is a summary of the material provisions of the amended 2023 Plan. The summary is qualified in its entirety by the specific language of the amended 2023 Plan, which can be found in Appendix A to this proxy statement.

Purposes

The purposes of the 2023 Plan are to provide additional incentives to selected officers, employees, non-employee directors, independent contractors, and consultants of the Company or certain of our affiliates in order to strengthen their commitment to the Company, motivate them to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated persons who are essential to the success of our business and whose efforts will impact our long-term growth and profitability.

Administration

The 2023 Plan may be administered by our board of directors or, if and to the extent our board of directors does not administer the Plan, by a committee of directors designated by our board of directors (the “Administrator”). The Administrator has broad administrative authority to interpret the 2023 Plan and may prescribe, amend, and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan. Pursuant to its administrative authority, the Administrator may, among other things: select the persons who will receive awards and determine the types of awards to be granted; determine the terms and conditions of those awards, including the exercise price or other purchase price of an award, the Shares subject to awards, the term of the awards, and the vesting schedule applicable to awards; amend certain terms and conditions of outstanding awards; accelerate or waive the vesting schedule or certain other conditions of any awards; prescribe, amend, and rescind rules and regulations of sub-plans or addendums in order to comply with or satisfy applicable foreign laws; and otherwise supervise the administration of the 2023 Plan and exercise all powers and authorities either specifically granted under the 2023 Plan or necessary and advisable for the administration of the 2023 Plan.

Subject to the discretion of our board of directors, any committee of directors designated to serve as the Administrator will be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and any other qualifications required by the applicable stock exchange on which the Shares are traded.

The Administrator’s determination under the 2023 Plan need not be uniform and may be made by the Administrator selectively among participants whether or not similarly situated. All decisions made by the Administrator under the 2023 Plan will be final, conclusive, and binding on all persons, including the Company and all participants. No member of our board of directors or any committee of directors designated to serve as the Administrator, nor any of our officers or employees acting on behalf of the Administrator, will be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the 2023 Plan, and, to the extent permitted by law, will be fully indemnified by the Company in respect of any such actions, omissions, determinations, or interpretations.

Eligibility

Awards may be granted to any officer, employee, non-employee director, independent contractor, or consultant (other than recipients that are granted Replacement Hut Options (as defined in the 2023 Plan)) of the Company or any of our affiliates who has been selected as an eligible recipient by the Administrator. However, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Internal Revenue Code, stock options and stock appreciation rights may only be granted to an employee, non-employee director, independent contractor, or consultant of the Company or any of our affiliates with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Internal Revenue Code. As of April 23, 2025, approximately 220 employees (including 4 executive officers) and 6 non-employee Directors were eligible under the criteria to receive awards under the Plan.

46 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Shares Available for Issuance

Upon approval of the amended 2023 Plan, the maximum number of Shares available for future issuance under the 2023 Plan will be comprised of (i) 10,500,000 Shares, which will become authorized for future issuance upon such approval, (ii) the remaining Shares available for issuance for new grants of awards under the current 2023 Plan as of the Effective Date, which as of April 23, 2025 was 987,376 Shares, and (iii) the number of Shares underlying equity awards that are outstanding under the current 2023 Plan as of the Effective Date, which as of April 23, 2025 was 5,762,223 Shares. The Shares issued under the 2023 Plan may consist of authorized but unissued Shares or Shares that we have reacquired or may reacquire in the open market, in private transactions or otherwise. If any Shares subject to an award granted under the 2023 Plan are forfeited, canceled, exchanged, or surrendered or if an award otherwise terminates or expires without a distribution of Shares to the participant, those Shares will again be available for awards under the 2023 Plan to the extent of the forfeiture, cancellation, exchange, surrender, termination, or expiration. However, Shares that are exchanged by a participant or withheld by us as full or partial payment in connection with the exercise of any option or stock appreciation right or the payment of any purchase price with respect to any other award under the 2023 Plan, or any withholding taxes related to any award under the 2023 Plan, will not be available for subsequent awards under the 2023 Plan. The amended 2023 Plan will not result at any time in (i) a number of Shares issuable to all Insiders (as defined in the 2023 Plan) exceeding 10% of the issued and outstanding Shares at such time, or (ii) a number of Shares issued to all Insiders, within any one-year period, exceeding 10% of the issued and outstanding Shares at such time.

Additionally, (i) to the extent an award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such payment or settlement is made will again be available for grants of awards pursuant to the 2023 Plan and (ii) Shares underlying awards that can only be settled in cash will not be counted against the aggregate number of Shares available for awards under the 2023 Plan.

The 2023 Plan provides that, in the event of (i) a merger, consolidation, conversion, domestication, transfer, continuance, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend, stock split, reverse stock split, combination or exchange of shares, change in corporate structure, or a similar corporate event affecting the Shares (in each case, a “Change in Capitalization”) or (ii) a Change in Control (as described below), the Administrator will make, in its sole discretion, an equitable substitution or proportionate adjustment in (i) the number of Shares reserved under the 2023 Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and stock appreciation rights granted under the 2023 Plan, (iii) the kind, number, and purchase price of Shares, or the amount of cash or amount or type of property, subject to outstanding restricted stock, restricted stock units, stock bonuses, and other share-based awards granted under the 2023 Plan, or (iv) the performance criteria and performance periods applicable to any awards granted under the 2023 Plan. The Administrator will make other equitable substitutions or adjustments as it determines in its sole discretion.

Additionally, in the event of a Change in Capitalization or Change in Control, the Administrator may cancel any outstanding awards for the payment of cash or in-kind consideration. However, if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the Shares, cash or other property covered by such award, then the Administrator may cancel the award without any payment to the participant. In the case of any awards granted to a Canadian participant that are subject to Section 7 of the Income Tax Act (Canada), the consent of such participant is required to settle such awards in cash or any property other than Shares.

Non-Employee Director Limits

Non-employee directors of the Company will not be granted awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value. The Administrator may make exceptions to increase the limit to $1,000,000 for an individual non-employee director in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to increase the limit.

Type of Awards

The 2023 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, RSUs, PSUs, DSUs, other share-based awards, stock bonuses, and cash awards. These awards are discussed in more detail below.

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Stock Options

Each stock option granted under the 2023 Plan may either be an option intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code or an option not intended to be so qualified (a “Nonqualified Option”). Incentive Stock Options may be granted only to an employee of the Company, a parent corporation, or a subsidiary corporation. Up to 10,500,000 Shares may be granted as Incentive Stock Options under the amended 2023 Plan. All of the Shares reserved for issuance under the 2023 Plan may be granted as Incentive Stock Options. To the extent that the aggregate fair market value of the Shares for which Incentive Stock Options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess Incentive Stock Options will be treated as Nonqualified Options.

The exercise period of any option may not exceed ten years from the date of grant. If the expiration date of an option falls within a period of time when pursuant to any of our policies, any of our securities may not be traded by certain persons designated by the Company (a “Black-Out Period”) or within nine business days following the expiration of a Black-Out Period, the expiration date will be automatically extended to the tenth business day after the end of the Black-Out Period. If an Incentive Stock Option is granted to a participant who owns more than 10% of the voting power of all classes of our shares, our parent corporation, or a subsidiary corporation, the exercise period of the Incentive Stock Option may not exceed five years from the date of grant and the exercise price may not be less than 110% of the fair market value of a Share on the date the Incentive Stock Option is granted.

The exercise price may not be less than 100% of the fair market value of a Share on the date the option is granted. The exercise price for Shares subject to an option may be paid in cash, or as determined by the Administrator in its sole discretion, (i) through any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise or a broker-assisted cashless exercise program), (ii) by tendering unrestricted Shares owned by the participant, (iii) with any other form of consideration approved by the Administrator and permitted by applicable law, or (iv) by any combination of these methods.

If a participant disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option before the later of (i) two years after the date of grant and (ii) one year after the date of exercise of the Incentive Stock Option, then the participant must notify us in writing immediately after the date of such disposition. We may, if determined by the Administrator, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the participant until the end of the period described in the preceding sentence, subject to complying with any instructions form the participant as to the sale of such Shares.

Except as set forth in the applicable award agreement, a participant will have no rights to dividends, dividend equivalents or distributions, or other rights of a stockholder with respect to the Shares subject to an option until Shares have been issued with respect to the exercise of the option. The rights of a participant upon a termination of employment or service will be set forth in the applicable award agreement.

Except as set forth in the applicable award agreement, if the participant’s employment or service is terminated by us for any reason other than for Cause (as such term is defined in the 2023 Plan), the options held by the participant will continue to vest and may be exercised during the period that terminates on the earlier of: (i) 30 days after the termination of participant’s termination date and (ii) the expiration of the option’s term. However, if participant’s employment or service is terminated by us for Cause, then all outstanding options (whether or not vested) will immediately terminate and cease to be exercisable.

Stock Appreciation Rights

Stock appreciation rights may be granted either alone (“Free-Standing Rights”) or in conjunction with all or part of any option granted under the 2023 Plan (“Related Rights”). A Free-Standing Right entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a Share over the base price of the Free-Standing Right (which will be no less than 100% of the fair market value of the related Share on the date of grant). A Related Right entitles its holder to receive, upon surrender of the applicable portion of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a Share over the exercise price specified in the related option. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will expire upon the expiration of its related option, but in no event will it be exercisable more than ten years after the grant date.

Except as provided in the applicable award agreement, (i) the Administrator may determine to settle the exercise of a stock appreciation right in cash (or in any combination of whole Shares and cash) and (ii) the holder of a stock appreciation right has no rights to dividends, dividend equivalents, or any other rights of a stockholder with respect to the Shares subject to the stock appreciation right until Shares have been issued with respect to the stock appreciation right.

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Except as set forth in the applicable award agreement, if a participant who has been granted one or more Free Standing Rights is terminated by us for any reason (other than for Cause), then each Free Standing Right held by the participant may be exercised in accordance with its terms at any time, subject to compliance with applicable Black-Out Periods, during the period that terminates on the earlier of (i) the thirtieth day after the termination and (ii) the expiration of the Free Standing Rights as set forth in the applicable award agreement. However, if the participant is terminated for Cause, all outstanding Free-Standing Rights (whether or not vested) immediately terminate and are no longer exercisable. Related Rights will be exercisable at such times and subject to the terms and conditions applicable to the related option.

Restricted Stock, Restricted Stock Units, and Performance Stock Units

Restricted stock, RSUs, and PSUs may be granted under the 2023 Plan. Generally, the Administrator determines who may be granted restricted stock, RSUs, and PSUs, the purchase price thereof, the vesting schedule, and performance criteria (if applicable).

If the restrictions, performance criteria, or other conditions determined by the Administrator are not satisfied, the restricted stock, RSUs, and PSUs are forfeited. RSUs and PSUs may be settled either in cash or in Shares, at the discretion of the Administrator. The rights of restricted stock, RSUs, and PSUs will terminate on the date of the participant’s termination of employment or service, unless otherwise set forth the award agreement.

The date on which a particular RSU awarded to a participant who is a resident of Canada for purposes of the Income Tax Act (Canada) or who is granted an award in respect of, or by virtue of, employment services rendered in Canada (a “Canadian participant”) may vest (and the date to which any performance criteria is satisfied) must be no later than December 15 of the calendar year which is three years after the calendar year in which the RSU is granted, and Shares (or cash) must be issued (or paid) to the Canadian participant before the end of such calendar year. Generally, restricted stock may not be issued to Canadian participants unless specifically determined by the Administrator and consented to by the participant.

Unless the applicable award agreement provides otherwise and subject to the rules and policies of the TSX, participants with restricted stock generally have all the rights of a stockholder, including the right to vote and receive dividends declared with respect to such stock. Generally, RSUs and/or PSUs do not entitle the participant to dividends prior to vesting, but, if the applicable award agreement provides for them, the participant may be entitled to receive dividend equivalents at the time (and to the extent) that Shares with respect to the RSUs and/or PSUs are delivered to the participant. Any dividends or dividend equivalent awards with respect to restricted stock, RSUs, or PSUs are subject to the same restrictions, conditions, and risks of forfeiture as the underlying restricted stock, RSUs, or PSUs.

Generally, except as set forth in the applicable award agreement, the rights of participants granted restricted stock, RSUs, or PSUs will terminate upon the participant’s termination of employment with, or service for, the Company.

Deferred Stock Units

DSUs may be issued under the 2023 Plan. A DSU entitles the recipient to receive (upon settlement) an amount in cash or Shares (or any combination thereof) equal to the fair market value of a Share. DSUs only vest (and a participant is only entitled to settlement or redemption of a deferred stock unit) when the participant ceases to be any of a director, officer, or employee of the Company or any affiliate of the Company for any reason, including termination, retirement, or death.

Subject to the Administrator’s approval (no later than December 31 of the calendar year immediately preceding the calendar year to which such election is to apply), a director of the Company may irrevocably elect to have up to 100% of the director’s annual board compensation be satisfied in the form of DSUs.

Each participant holding DSUs may redeem their DSUs on up to two specified dates during the period commencing on the business day immediately following the participant’s termination of employment or service and ending on December 15 of the first calendar year following such termination date, or any shorter redemption period set out in the relevant award agreement, by delivering written notice of election to us (the “DSU Redemption Notice”), in advance of the applicable participant’s date of termination of employment or service and on a date that is not during a Black-Out Period, indicating (a) the participant’s election to have their DSUs redeemed on one or more particular dates, (b) the desired date(s) of settlement, and (c) the number of DSUs desired to be settled on such date(s); provided that such desired date(s) of settlement cannot be permitted to be during a Black-Out Period unless the desired date that is during a Black-Out Period is no less than 30 days following the date of the DSU Redemption Notice delivered by the participant.

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Settlement of DSUs must take place as soon as commercially and reasonably possible following the date(s) specified or deemed to be specified in the DSU Redemption Notice, and in all events prior to December 20 of the calendar year following the calendar year that includes the date of the participant’s termination of employment.

Generally, if participant who is subject to taxation in the United States is given the ability to elect the time of settlement for the participant’s DSUs, such election may only allow the participant to choose a time of settlement that complies with Section 409A of the U.S. Internal Revenue Code.

If a DSU Redemption Notice is not received by us on or before a participant’s termination date or the DSU Redemption Notice does not specify a date, the participant will be deemed to have delivered a DSU Redemption Notice specifying the business day immediately following his or her termination date as the desired date of settlement for all DSUs.

Dividend equivalents may, as determined by our board of directors in its sole discretion, be awarded with respect to DSUs on the same basis as cash dividends declared and paid on Shares as if the participant was a stockholder of record of Shares on the relevant record date. Dividend equivalents, if any, will be credited to the participant in additional DSUs, the number of which will be equal to a fraction where the numerator is the product of (i) the number of DSUs held by the participant on the date that dividends are paid multiplied by (ii) the dividend paid per Share, and the denominator of which is the fair market value of one Share calculated on the date that dividends are paid. Any additional DSUs credited to a participant as a dividend equivalent will be subject to the same terms and conditions, including vesting conditions, and time of payment, as the underlying DSU award.

Other Stock-Based Awards

The Administrator may grant other stock-based awards under the 2023 Plan (either alone or in addition to other awards, other than in connection with options or stock appreciation rights), such other stock-based awards valued in whole or in part based on Shares, including but not limited to dividend equivalents. The Administrator will determine the terms and conditions of these awards, including the number of Shares to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals).

Stock Bonuses and Cash Awards

Bonuses payable in fully vested Shares and awards that are payable solely in cash may also be granted under the 2023 Plan.

Treatment of Outstanding Awards Upon a Change in Control

Except as provided in the applicable award agreement, in the event that (a) a “Change in Control” (as described below) occurs and (b) either (x) an outstanding award is not assumed or substituted or (y) an outstanding award is assumed or substituted and the participant’s employment or service is terminated by the Company, its successor, or an affiliate thereof without cause within 12 months following the Change in Control, then (i) any unvested or unexercisable portion of an award carrying a right to exercise becomes fully vested and exercisable with respect to any purely time-based conditions and (ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other award granted under the 2023 Plan will lapse with respect to any purely time-based conditions and such awards will vest in full with respect to any purely time-based conditions and any performance conditions will be deemed to be achieved at the greater of target or actual performance levels and any awards (or portions of awards) that remain unvested or unexercisable are forfeited.

For purposes of the 2023 Plan, a “Change in Control” means any of the following events:

(i)	a person or group of people becomes the beneficial owner of 50% or more of our voting power;
(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving on our board of directors: individuals who, on the Effective Date, constitute our board of directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by our board of directors or nomination for election by our stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election, or nomination for election was previously so approved or recommended;

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

(iii)	the consummation of a merger, consolidation, conversion, domestication, transfer, or continuance of the Company or any of our subsidiaries, other than (I) a merger, consolidation, conversion, domestication, transfer, or continuance (A) that results in our voting securities continuing to represent more than 50% of the combined voting power of the surviving entity or its parent and (B) immediately following which the individuals who comprise our board of directors immediately prior to such merger or consolidation constitute at least a majority of the board of directors or governing body of the Company, surviving entity, or its parent or (II) a merger, consolidation, conversion, domestication, transfer, or continuance effected to implement a recapitalization of the company (or similar transaction) in which no person is or becomes a beneficial owner of securities representing 50% or more of the combined voting power of the Company; or
(iv)	stockholder approval of a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, at least 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition to an entity controlled by our board of directors.

Determination of Fair Market Value

The fair market value of a Share is determined by the Administrator in its sole discretion. However, (i) if the Shares are admitted to trading on a national securities exchange, the fair market value on any date will be the closing sales price reported on that date, or if no Shares were traded on such date, on the last preceding date for which there was a sale of a Share or other security on such exchange (or, if the Shares or other security admitted to trading on more than one national securities exchange, the principal securities exchange on which the majority of the trading in the Shares or other security occurs), or (ii) if the Shares are then traded on an over-the-counter market, the fair market value on any date will be the average of the closing bid and asked prices for the Share or other security in such over-the-counter market for the last preceding date on which there was a sale of such Share or other security in such market.

Nontransferability

Until an award is fully vested and/or exercisable in accordance with the terms of the 2023 Plan or an applicable award agreement, the award may not be sold, assigned, mortgaged, hypothecated, transferred, charged, pledged, encumbered, gifted, transferred in trust (voting or other), or otherwise disposed of (each, a “Transfer”). Any purported Transfer of, or an agreement or commitment to Transfer, an award or a participant’s economic benefit or interest in an award will be null and void and will not create any obligation or liability of the Company, nor will any person purportedly acquiring the award or an economic benefit or interest in an award be recognized as a holder of the Shares or other property underlying the award.

Clawback Provision

Awards granted under the 2023 Plan will be subject to recovery under any applicable law, government regulation or stock exchange listing requirement, and any clawback policy that we are required to adopt pursuant to any applicable law, government regulation, or stock exchange listing requirement, including our existing Clawback Policy.

Prohibition on Repricing

Other than for equitable adjustments made in connection with a Change in Capitalization or Change in Control, we may not, without first obtaining the approval of our stockholders, amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price, as applicable, of such options or stock appreciation rights.

51 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Amendment, Modification, and Termination of the 2023 Plan

The Administrator may amend, alter, or terminate the 2023 Plan, or amend any outstanding awards in its sole discretion without stockholder approval (except as otherwise set forth in the 2023 Plan or as required by applicable law); however, participant consent is required if the action would impair the participant’s rights with respect to outstanding awards unless the Administrator must conform the award to satisfy any applicable law, government regulation, or stock exchange listing requirement. Unless our board of directors determines otherwise, stockholder approval of an amendment, alteration, or termination must be obtained if required to comply with applicable law.

The Administrator must obtain stockholder approval to make the following amendments: (i) any amendment to increase the maximum number of Shares reserved for issuance under the 2023 Plan; (ii) any amendment to the terms of outstanding options, stock appreciation rights, or other entitlements to reduce the Exercise Price or Base Price, as applicable, of such options, stock appreciation rights, or other entitlements; (iii) any cancellation of outstanding options, stock appreciation rights, or other entitlements in exchange for options, stock appreciation rights, or other entitlements with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options, stock appreciation rights, or other entitlements; (iv) any cancellation of outstanding options, stock appreciation rights, or other entitlements with an Exercise Price that is less than 100% of the fair market value of the related Shares in exchange for cash or cash awards; (v) any amendment that extends the term of outstanding options or stock appreciation rights or any other awards beyond the original expiry; and (vi) any amendments to the 2023 Plan’s amendment provisions.

No award may be granted under the 2023 Plan on or after the tenth anniversary of the Effective Date, but outstanding awards granted prior to such date may extend beyond that date.

Federal Income Tax Consequences

The following discussion of certain relevant U.S. federal income tax effects applicable to stock options, stock appreciation rights, and other stock-based awards granted under the 2023 Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant U.S. federal tax provisions. No consideration has been given to the effects of foreign, state, local, and other laws (tax or other) on the 2023 Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are located outside the United States may be subject to foreign taxes as a result of the 2023 Plan.

Incentive Stock Options

A participant generally will not recognize taxable income upon the grant of an Incentive Stock Option. The exercise of an Incentive Stock Option will also generally not result in taxable income to the participant; provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the Incentive Stock Option and ending on the date three months prior to the date of exercise (or one year prior to the date of exercise if the participant is disabled). However, the excess of the fair market value of the Shares at the time of the exercise of an Incentive Stock Option over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the Incentive Stock Option is exercised unless the participant disposes of the Shares in the year of exercise. If the participant does not sell or otherwise dispose of the Shares within two years from the date of the grant of the Incentive Stock Option or within one year after the exercise of the Incentive Stock Option, then, upon disposition of such Shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the Shares in an amount equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the Shares over the exercise price, and we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Shares.

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Nonqualified Stock Options

A participant generally will not recognize taxable income upon the grant of a Nonqualified Stock Option. Rather, at the time of exercise of the Nonqualified Stock Option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If the Shares acquired upon the exercise of a Nonqualified Stock Option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant), depending upon the length of time such Shares were held by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Rather, at the time of exercise of the stock appreciation right, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. The participant’s tax basis in any Shares received will be the fair market value on the date of exercise and, if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the Shares at the time the Shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. The participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time.

Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the restricted stock is awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such restricted stock is subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units, Performance Stock Units, and Deferred Stock Units

In general, the grant of RSUs, PSUs, and DSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of a RSU, PSU, or DSU, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

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Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Other Awards

With respect to other awards granted under the 2023 Plan, including stock bonuses, other stock-based awards, and cash awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

No awards under the amended 2023 Plan were granted subject to stockholder approval of this Proposal 5. Future awards to be made under the amended 2023 Plan are subject to the discretion of the Administrator, and accordingly, are not currently determinable. The “Executive Officer Compensation” and “Non- Employee Director Compensation” sections in this proxy statement show the awards that were made under the 2023 Plan in 2024 to our NEOs and our non-executive directors. We expect to grant Messrs. Genoot and Ho PSUs for 2025 as part of their annual compensation, however, the terms of such PSUs have not yet been determined.

Additional Plan Information

The outstanding aggregate number of shares subject to stock options and other equity awards under the 2023 Plan since its inception through April 23, 2025, is set forth in the table below. The closing price of a share of our common stock on April 23, 2025 was $12.26.

			Number of
	Number of	Average Per	Shares Subject	Market Value of
	Options	Share Exercise	to Other Stock	Shares Subject
Name	Granted (#)	Price ($)	Awards (#)(1)	to Awards ($)(2)
Asher Genoot	—	—	481,348	5,901,326
Sean Glennan	—	—	136,514	1,673,662
Michael Ho	—	—	481,348	5,901,326
Jaime Leverton	—	—	—	—
Victor Semah	—	—	249,938	3,064,240
Shenif Visram	—	—	—	—
Aniss Amdiss	—	—	—	—
All current executive officers as a group (excluding the NEOs)	—	—	—	—
All current directors who are not executive officers	23,000	18.41	116,213	1,424,771
All nominees for election as directors as a group	23,000	18.41	1,078,909	13,227,424
Each associate of any such directors, executive officers or nominees	—	—	—	—
Each other person who received or is to receive 5% of such options, warrants, or rights	—	—	—	—
All employees, including all officers who are not executive officers, as a group	—	—	1,504,012	18,439,187
(1)	Includes RSUs, PSUs, stock options, and DSUs. The PSUs are reflected at target level of performance. Please see the “Executive Officer Compensation” and “Non-Employee Director Compensation” sections of this proxy statement for additional details on the awards.
(2)	Amounts calculated based on $12.26, the closing price of the common stock on April 23, 2025.

54 | 2025 Proxy Statement

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information as of December 31, 2024 with respect to our equity compensation plans in effect on that date:

(C) Number of
Securities Remaining
Available for Future
	(A) Number of				Issuance Under Equity
	Securities to be Issued		(B) Weighted-Average		Compensation Plans
	Upon Exercise of		Exercise Price of		(Excluding Securities
	Outstanding Options		Outstanding Options		Reflected in Column
Plan Category	and Rights		and Rights		(A))
Equity compensation plans approved by security holders (1)	7,382,554	(2)	$0.53	(3)	2,341,671	(4)
Equity compensation plans not approved by security holders	—		—		—
(1)	Consists of the 2023 Plan, Rollover Plan, and the Hut 8 Mining Plan.
(2)	Consists of 4,329 deferred stock units under the 2023 Plan, 991,958 restricted stock units under the 2023 Plan, 3,205,218 performance stock units under the 2023 Plan (assuming the maximum payout), 23,000 options under the 2023 Plan, 2,938,929 options under the Rollover Plan, 69,625 deferred stock units under the Hut Mining Plan, and 149,495 restricted stock units under the Hut Mining Plan, each outstanding as of December 31, 2024, which in the aggregate represents 7.42% of issued and outstanding Shares as of December 31, 2024.
(3)	Weighted average exercise price of outstanding options under the 2023 Plan and the Rollover Plan. The other outstanding awards do not have exercise prices and are accordingly excluded from this column.
(4)	Represents 2.35% of issued and outstanding Shares as of December 31, 2024 and consists of shares available for future grant under the current 2023 Plan.

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Additional Information

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Stockholder proposals intended to be presented at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), pursuant to Exchange Act Rule 14a-8 must be delivered to the Secretary at our principal executive offices no later than December 31, 2025 in order to be included in our proxy materials for that meeting. Such proposals must also comply with all applicable provisions of Exchange Act Rule 14a-8 and our bylaws.

Under our bylaws, stockholder proposals submitted for consideration at any annual meeting of stockholders, but not submitted for inclusion in our proxy materials pursuant to Exchange Act Rule 14a-8, including nominations for candidates for election as directors, must be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, stockholder proposals and nominations under our bylaws must be delivered no earlier than February 18, 2026, and no later than March 20, 2026. However, if the annual meeting occurs more than 30 days before or more than 70 days after this anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which must be received in accordance with the requirements of our bylaws as described above.

Stockholder proposals and nominations must include all required information concerning the stockholder and the proposal or nominee set forth in our bylaws.

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Appendix A

Appendix A

HUT 8 CORP.

2023 OMNIBUS INCENTIVE PLAN

as amended as of May 27, 2024 and April 23, 2025

1.Purpose of Plan.

The name of the Plan is the Hut 8 Corp. 2023 Omnibus Incentive Plan, as amended as of May 27, 2024, and further amended as of April 23, 2025. The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Stock Units, Stock Bonuses, Other Stock-Based Awards, Cash Awards or any combination of the foregoing.

2.Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with and subject to Section 3 hereof.
(b)

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified (for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such Person through the ownership of voting securities, by agreement or otherwise).

(c)

“Annual Board Retainer” means the annual retainer paid by the Company to a director in a calendar year for service on the Board, including Board committee fees, attendance fees and additional fees and retainers to committee chairs; provided that, for greater clarity, “Annual Board Retainer” shall not include any amounts paid as a reimbursement or allowance for expenses.

(d)

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, Deferred Stock Unit, Stock Bonus, Other Stock-Based Award or Cash Award granted under the Plan.

(e)

“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion.  Award Agreements shall also include notices from the Company and a corresponding credit by means of a bookkeeping entry on the books of the Company.

(f)	“Base Price” has the meaning set forth in Section 8(b) hereof.
(g)	“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(h)	“Black-Out Period” means a period of time when pursuant to any policies of the Company, any securities of the Company may not be traded by certain Persons designated by the Company.

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(i)	“Board” means the Board of Directors of the Company.
(j)	“Cash Award” means an Award granted pursuant to Section 13 hereof.
(k)

“Canadian Participant” means a Participant who is a resident of Canada for purposes of the Tax Act or who is granted an Award in respect of, or by virtue of, employment services rendered in Canada; provided that, for greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.

(l)

“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or offer letter agreement (“Individual Agreement”) in effect with the Participant or, if there is no such agreement or such Award Agreement or Individual Agreement does not define “Cause,” Cause means, as determined by the Administrator (and subject to applicable law), (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment or service; (ii) the indictment of, or conviction of, or entering of a plea of guilty or nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or the Company (including any of its Subsidiaries or Affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of the Participant’s duties with the Company (including any Subsidiary or Affiliate for whom the Participant may be employed by at the time) or the Participant’s failure to comply with any of the restrictive covenants to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company as in effect from time to time, provided that the Participant received a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from the Company (including any of its Subsidiaries or Affiliates) describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).

(m)

“Change in Capitalization” means any (i) merger, consolidation, conversion, domestication, transfer, continuance, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.

(n)	“Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:
(i)

any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below;

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

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(iii)

there is consummated a merger, consolidation, conversion, domestication, transfer or continuance of the Company or any direct or indirect Subsidiary, other than (I) a merger, consolidation, conversion, domestication, transfer or continuance (A) which results in the voting securities of the Company outstanding immediately prior to such merger, consolidation, conversion, domestication, transfer or continuance continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving, resulting, converted or domesticated entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving, resulting, converted or domesticated entity or any parent thereof outstanding immediately after such merger, consolidation, conversion, domestication, transfer or continuance and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors or governing body of the Company, the entity surviving, resulting, converted or domesticated in such merger, consolidation, conversion, domestication, transfer or continuance or, if the Company or the entity surviving, resulting, converted or domesticated in such merger, consolidation, conversion, domestication, transfer or continuance is then a subsidiary, the ultimate parent thereof, or (II) a merger, consolidation, conversion, domestication, transfer or continuance effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(o)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(p)

“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee.

(q)	“Common Stock” means the common shares in the capital of the Company.
(r)	“Company” means Hut 8 Corp., a Delaware corporation (or any successor company, except for purposes of the definition of Change in Control).

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(s)

“Deferred Stock Unit” means a right, granted pursuant to Section 10 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share, provided that Deferred Stock Units shall only vest, and a Participant is only entitled to settlement or redemption of a Deferred Stock Unit, when the Participant ceases to be any of a director, officer or employee of the Company or any Affiliate of the Company for any reason, including termination, retirement or death.

(t)

“Disability” has the meaning assigned to such term in the Award Agreement or in any Individual Agreement with the Participant or, if any such Award Agreement or Individual Agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(u)	“Effective Date” has the meaning set forth in Section 21 hereof.
(v)

“Eligible Recipient” means an officer, employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means any such Person with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(w)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(x)	“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase the Shares issuable upon the exercise of such Option.
(y)

“Fair Market Value” of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that except as otherwise determined by the Administrator, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of share of Common Stock or other security on such exchange (or, in the event the Common Stock or other security admitted to trading on more than one national securities exchange, the principal securities exchange on which the majority of the trading in the Common Stock  or other security occurs), or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share of Common Stock or other security in such over-the-counter market for the last preceding date on which there was a sale of such share of Common Stock or other security in such market.

(z)	“Free Standing Right” has the meaning set forth in Section 8(a) hereof.

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(aa)

“Good Reason” has the meaning assigned to such term in the Award Agreement or in any Individual Agreement in effect with the Participant or, if there is no such agreement or such Award Agreement or Individual Agreement does not define “Good Reason,” Good Reason means the occurrence of any of the following events without the Participant’s consent (each a “Good Reason Condition”): (i) a material reduction in the Participant’s base salary, except pursuant to an across-the-board reduction similarly affecting substantially all similarly situated employees of the Company or (ii) a requirement that (other than for business-related travel normally required as part of the Participant’s duties) the Participant work primarily from an office or geographic location that is beyond a fifty (50) mile radius from the office or geographic location at which the Participant primarily works as of the Grant Date (provided that such requirement results in an increase in the Participant’s commute); provided that Good Reason shall be deemed not to have occurred unless (A) the Participant notifies the Company in writing of the first occurrence of the Good Reason Condition within ninety (90) days of the first occurrence of such condition and the Participant’s notice sets forth the facts and circumstances of the alleged Good Reason Condition, (B) the Participant cooperates in good faith with the Company’s efforts, for a period of not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason Condition, (C) notwithstanding such efforts, the Good Reason Condition continues to exist after the end of the Cure Period and (D) the Participant terminates employment within thirty (30) days after the end of the Cure Period. If the Company cures the Good Reason Condition during the Cure Period, Good Reason shall be deemed not to have occurred.

(bb)

“Incentive Stock Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof that is designated, in the applicable Award Agreement, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

(cc)

“Insider” means a “reporting insider” of the Company as defined in National Instrument 55-104 – Insider Reporting Requirements and Exemptions and includes associates and affiliates (as such terms are defined in Part 1 of the Toronto Stock Exchange Company Manual) of such “reporting insider”;

(dd)	“Nonqualified Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof that is not an Incentive Stock Option.
(ee)	“Option” means either an Incentive Stock Option or a Nonqualified Option.
(ff)	“Other Stock-Based Award” means an Award granted pursuant to Section 10 hereof.
(gg)

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon such Eligible Recipient’s death, such Eligible Recipient’s successors, heirs, executors and administrators, as the case may be.

(hh)

“Performance Stock Unit” means a right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share, which right is made subject to vesting conditions that lapse upon the attainment of a performance goal or goals (and which may require continued service for a specified period or periods.

(ii)	“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(jj)	“Plan” means this Hut 8 Corp. 2023 Omnibus Incentive Plan, as amended as of May 27, 2024, further amended as of April 23, 2025 and as may be amended and/or restated from time to time.
(kk)

“Plan of Arrangement” means the plan of arrangement implementing the arrangement of Hut 8 Mining Corp. under Division 5 of Part 9 of the Business Corporations Act (British Columbia) pursuant to a business combination agreement dated as of February 5, 2023 by and among the Company, Hut 8 Mining Corp. and U.S. Data Mining Group, Inc.

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(ll)	“Prior Plan” means the Hut 8 Corp. 2023 Omnibus Incentive Plan, as approved by the Board on November 27, 2023 and amended as of May 27, 2024.
(mm)	“Related Right” has the meaning set forth in Section 8(a) hereof.
(nn)	“Replacement Hut Options” has the meaning ascribed to the term “Replacement Options” in the Plan of Arrangement.
(oo)	“Restricted Stock” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(pp)

“Restricted Stock Unit” means a right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.

(qq)	“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(rr)	“Securities Act” means the Securities Act of 1933, as amended.
(ss)

“Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor security (e.g., pursuant to a merger, consolidation or other reorganization).

(tt)	“Stock Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(uu)	“Stock Bonus” means a bonus payable in fully vested Shares granted pursuant to Section 12 hereof.
(vv)

“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(ww)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, each as amended from time to time.
(xx)

“Termination Date” means (i) in the event of a Participant’s resignation, the date on which such Participant ceases to be a director, executive officer, employee or consultant of the Company or an Affiliate, (ii) in the event of the termination of the Participant’s employment, or position as director, executive or officer of the Company or an Affiliate, or for a consultant, the effective date of the termination as specified in the notice of termination provided to the Participant by the Company or the Affiliate, as the case may be, and (iii) in the event of a Participant’s death, on the date of death; provided that, in all cases, in applying the provisions of the Plan to Deferred Stock Units granted to a Canadian Participant, the “Termination Date” shall be the date on which the Participant is neither a director, employee, executive or officer of the Company or of any affiliate of the Company (as determined for the purposes of paragraph 6801(d) of the regulations under the Tax Act), subject to the Participant’s minimum statutory entitlements, if any, prescribed by applicable employment or labor standards legislation. For the avoidance of doubt, and except as required by applicable employment standards legislation, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of the termination of a Participant’s employment, or position as director, executive or officer of the Company or an Affiliate, or consultant, that follows or is in respect of a period after the Participant’s last day of actual and active service or retention shall be considered as extending the Participant’s period of service or retention for the purposes of determining their entitlement under the Plan.

(yy)	“Transfer” has the meaning set forth in Section 19 hereof.

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(zz)

“U.S. Participant” means a Participant who is subject to taxation in the United States in respect of Awards under the Plan; provided that, for greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.

3.Administration.

(a)	The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)

Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(i)	to select those Eligible Recipients who shall be Participants;
(ii)	to determine whether and to what extent Awards are to be granted hereunder to Participants;
(iii)	to determine the number of Shares to be covered by each Award granted hereunder;
(iv)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance criteria and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating or waiving the vesting schedule or other conditions of such Awards);

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(vi)	to determine the Fair Market Value in accordance with the terms of the Plan;
(vii)

to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;

(viii)	to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(ix)

to prescribe, amend and rescind rules and regulations relating to sub-plans or addendums established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan or the applicable Award Agreement; and

(x)

to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

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(c)

Notwithstanding Section 3(b), other than for adjustments made pursuant to Section 5 hereof, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price or Base Price, as applicable, of such Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options or Stock Appreciation Rights or (iii) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.

(d)

The Administrator’s determinations under the Plan (including without limitation, the selection of Participants, the form, amount and timing of Awards, the terms and provisions of Awards and the applicable Award Agreements, the modification or amendment of any award and the applicable Award Agreement, and the construction and interpretation of the terms and provisions of the Plan and any Award) need not be uniform and may be made by the Administrator selectively among Eligible Recipients or Participants whether or not such persons are similarly situated.

(e)

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(f)

The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under the Plan (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.

(g)

The Administrator may, in its sole discretion, retain a service provider, at a reasonable expense, to provide administrative agent, registrar, settlement, or similar functions in respect of outstanding Awards and may also delegate such ministerial duties to Company personnel.

4.Shares Reserved for Issuance; Certain Limitations; Director Compensation Limitation.

(a)	Subject to adjustment as provided in Section 5 herein, the maximum aggregate number of Shares reserved and available for issuance under the Plan shall be [•].
(b)

Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. In addition, (i) to the extent an Award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

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(c)

No Participant who is a non-employee director of the Company shall be granted Awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes). The Administrator  may make exceptions to increase such limit to $1,000,000 for an individual non-employee director in extraordinary circumstances, such as where a non-employee director serves as the non-executive chairman of the Board or lead independent director, or as a member of a special litigation or transactions committee of the Board, as the Administrator may determine in its sole discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation involving such non-employee director.

(d)

For so long as the Shares are listed on the Toronto Stock Exchange, the Plan (and any other proposed or established security based compensation arrangements of the Company) will not result in (i) a number of Shares issuable to Eligible Recipients who are Insiders, at any time, exceeding 10% of the issued and outstanding Common Stock at such time, and (ii) a number of Shares issued to Eligible Recipients who are Insiders, within any one-year period, exceeding 10% of the issued and outstanding Common Stock at such time.

5.Equitable Adjustments.

(a)

In the event of any Change in Capitalization or a Change in Control, an equitable substitution or proportionate adjustment shall be made, in each case, in the manner determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards granted under the Plan or (iv) the performance criteria and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

(b)

Without limiting the generality of the foregoing, in connection with a Change in Capitalization or a Change in Control, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that (i) if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant; and (ii) in the case of any Options or other Awards granted to a Canadian Participant that are subject to section 7 of the Tax Act, the consent of such Participant shall be required to settle such Awards in cash or any property other than Shares.

(c)	The determinations made by the Administrator pursuant to this Section 5 shall be final, binding and conclusive.

6.Eligibility.

The Participants under the Plan (other than, for the avoidance of doubt, Participants that are granted Replacement Hut Options under the Plan of Arrangement) shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

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7.Options.

(a)

General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, vesting provisions of the Option, and whether the Option is intended to be an Incentive Stock Option  or a Nonqualified Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Option). More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. Notwithstanding anything to the contrary in this Section 7, Replacement Hut Options shall have the terms specified in the Plan of Arrangement.

(b)

Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant. Notwithstanding the foregoing, the Exercise Price of Share issuable under any Replacement Hut Option shall be the exercise price determined in accordance with the Plan of Arrangement for such Replacement Hut Option.

(c)	Option Term.
(i)

The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

(ii)

Should the expiration date for an Option fall within a Black-Out Period or within nine (9) Business Days following the expiration of a Black-Out Period, such expiration date shall be automatically extended without any further act or formality to that date which is the 10th Business Day after the end of the Black-Out Period, such 10th Business Day to be considered the expiration date for such Option for all purposes under the Plan. The 10-Business Day period referred to herein may not be extended by the Administrator. Notwithstanding anything in the Plan to the contrary, (i) Incentive Stock Options shall not be extended as provided in this Section and (ii) Non-Qualified Stock Options shall be extended as provided in this Section only if the exercise of the Non-Qualified Stock Options during the Black-Out Period would violate an applicable federal, state, local or foreign law.

(d)

Exercisability. Each Option shall be exercisable, subject to applicable Black-Out Periods, at such time or times and subject to such terms and conditions, including the attainment of performance criteria, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. An Option may not be exercised for a fraction of a share.

(e)

Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise or a broker-assisted cashless exercise program), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

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(f)

Incentive Stock Options. The terms and conditions of Incentive Stock Options granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, Incentive Stock Options may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or “subsidiary corporation” (as such term is defined in Section 424(f) of the Code). Up to [•] Shares may be granted as Incentive Stock Options.

(i)

Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an Incentive Stock Option is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or “subsidiary corporation” (as such term is defined in Section 424(f) of the Code), the term of the Incentive Stock Option shall not exceed five (5) years from the time of grant of such Incentive Stock Option and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(ii)

$100,000 Per Year Limitation For Incentive Stock Options. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall constitute Nonqualified Options.

(iii)

Disqualifying Dispositions. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such Incentive Stock Option. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date the Participant acquired the Shares by exercising the Incentive Stock Option. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g)

No Liability. Neither the Company nor the Administrator will be liable to a Participant, or to any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.

(h)

Rights as Stockholder. Except as provided in the applicable Award Agreement or pursuant to an adjustment pursuant to Section 5, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until Shares have been issued with respect to the exercise of the Option.

(i)

Termination of Employment or Service. In the event of the termination of employment or service by the Company (for any reason other than for Cause) with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, unless otherwise set forth in the Award Agreement granting such Options, the Options held by the Participant shall continue to vest and may be exercised in accordance with its terms at any time, subject to compliance with applicable Black-Out Periods, during the period that terminates on the earlier of:

(i)	the 30th day after the termination of Participant’s Termination Date; and
(ii)

the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of employment or service with the Company and all Affiliates is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.

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For the avoidance of doubt, notwithstanding the foregoing the expiry date of any Replacement Hut Option, including in connection with the termination of employment or service of the relevant Participant, shall be as specified in the Plan of Arrangement.

(j)

Extension of Termination Date. An Award Agreement may also provide that if the exercise of the Option following the Participant’s Termination Date for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state, federal, or provincial securities law or the rules of any stock exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option as set forth in the Award Agreement; or (b) the expiration of a period that is 30 days after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

(k)

Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator, subject to applicable law.

8.Stock Appreciation Rights.

(a)

General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)

Base Price. Each Stock Appreciation Right shall be granted with a base price (above which the Participant is eligible for payment in Shares or cash, subject to the terms of the Plan and the Award Agreement for such Stock Appreciation Right (such amount, the “Base Price”)) that is not less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant.

(c)

Rights as Stockholder. Except as provided in the applicable Award Agreement or pursuant to adjustment under Section 5, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until Shares have been issued in respect of the Stock Appreciation Right.

(d)	Exercisability.
(i)

Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)

Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.

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(e)	Consideration Upon Exercise.
(i)

Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of whole Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised (rounded down to the nearest whole Share).

(ii)

A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii)

Notwithstanding the foregoing, except as provided in the applicable Award Agreement the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of whole Shares and cash).

(f)	Termination of Employment or Service.
(i)

In the event of the termination of employment or service by the Company (for any reason other than for Cause) with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, unless otherwise set forth in the Award Agreement granting such Free Standing Rights, the Free Standing Rights held by the Participant may be exercised in accordance with its terms at any time, subject to compliance with applicable Black-Out Periods, during the period that terminates on the earlier of:

(A)	30th day after the termination of the Participant’s Termination Date; and
(B)

the expiration of the term of the Free Standing Rights as set forth in the Award Agreement; provided that, if the termination of employment or service with the Company and all Affiliates is by the Company for Cause, all outstanding Free Standing Rights (whether or not vested) shall immediately terminate and cease to be exercisable.

(ii)

In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(g)	Term.
(i)	The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii)

The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted (or such shorter period as is applicable to the related Option).

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(h)

Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

9.Restricted Stock, Restricted Stock Units, and Performance Stock Units.

(a)

General. Restricted Stock, Restricted Stock Units and Performance Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock, Restricted Stock Units and Performance Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Restricted Stock Units or Performance Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer and/or the performance goals applicable to Performance Share Units (the “Restricted Period”); the applicable performance criteria for Performance Stock Units (if any); and all other conditions of the Restricted Stock, Restricted Stock Units and Performance Stock Units. If the restrictions, performance criteria and/or conditions established by the Administrator are not attained, a Participant shall forfeit the Participant’s Restricted Stock, Restricted Stock Units or Performance Stock Units, as the case may be, in accordance with the terms of the grant, unless otherwise determined by the Administrator. Notwithstanding the foregoing:

(i)

the date on which a particular Restricted Stock Unit awarded to a Canadian Participant may vest (including if such date is an indeterminate date on which any performance criteria are satisfied) shall in all cases be required to be no later than December 15th of the calendar year which is three (3) years after the calendar year in which the Restricted Stock Unit is granted, and Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued or paid to the Participant before the end of such calendar year; and

(ii)	Restricted Stock may not be issued to Canadian Participants unless specifically determined by the Administrator and consented to by the Participant.
(b)	Awards and Certificates.
(i)

Except as otherwise provided in Section 9(b)(iii) hereof, (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock.

(ii)

With respect to an Award of Restricted Stock Units or Performance Stock Units to be settled in Shares, at the expiration of the Restricted Period, stock certificates in respect of the Shares underlying such Restricted Stock Units or Performance Stock Units will be delivered to the Participant, or the Participant’s legal representative, in a number equal to the number of Shares underlying the Award of Restricted Stock Units or Performance Stock Units.

(iii)

Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units or Performance Stock Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.

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(iv)

Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units or Performance Stock Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.

(c)

Restrictions and Conditions. The Restricted Stock and Restricted Stock Units or Performance Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(i)

The Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement, including, but not limited to, the attainment of certain performance related goals in the case of Performance Stock Units, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Upon a Change in Control, the outstanding Awards shall be subject to Section 14 hereof.

(ii)

Except as provided in the applicable Award Agreement and subject to the rules and policies of the Toronto Stock Exchange, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. Except as provided in the applicable Award Agreement, the Participant shall not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units or Performance Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units or Performance Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant. Notwithstanding the foregoing, any dividend or dividend equivalent awarded with respect to Restricted Stock, Restricted Stock Units or Performance Stock Units shall, unless otherwise set forth in an applicable Award Agreement, be subject to the same restrictions, conditions and risks of forfeiture as the underlying Restricted Stock, Restricted Stock Units or Performance Stock Units.

(d)

Termination of Employment or Service. The rights of Participants granted Restricted Stock, Restricted Stock Units or Performance Stock Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period, unless otherwise set forth in the Award Agreement granting such Restricted Stock or Restricted Stock Units, shall terminate on the Participant’s Termination Date.

(e)	Form of Settlement.
(i)

The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit or Performance Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

(ii)

Except as otherwise provided in the related Award Agreement, each Restricted Stock Unit or Performance Stock Units shall automatically, irrespective of Black-Out Periods and without requiring any further action by the Corporation or the holder thereof, be settled (A) in the case of Restricted Stock Units or Performance Stock Units settled in cash, on the date on which all applicable vesting conditions and, if applicable, all performance criteria (if any) are satisfied, and (B) in the case of Restricted Stock Units or Performance Stock Units settled in Shares, on the first Business Day following the date on which all applicable vesting conditions and, if applicable, all performance criteria (if any) are satisfied.

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10.Deferred Stock Units

(a)

General. Deferred Stock Units may be issued under the Plan. The Administrator shall, subject to the requirements of paragraph 6801(d) of the regulations to the Tax Act, determine the Eligible Recipients to whom, and the time or times at which, Deferred Stock Units shall be made; the number of Shares to be awarded; the relevant conditions and vesting provisions for such Deferred Stock Units; and all other conditions of the Deferred Stock Units that are not inconsistent with the terms of the Plan. A Deferred Stock Unit is an Award attributable to a Participant’s duties of an office, directorship or employment and that, upon settlement, entitles the recipient Participant to receive one (1) Share, the Cash Equivalent of one (1) Share, or a combination thereof, as determined by the Company in its sole discretion, which entitlement shall be expressly set out in the applicable Award Agreement.

For greater certainty, the aggregate of all amounts, each of which may be received by or in respect of a Participant in respect of a Deferred Stock Unit, shall depend, at all times, on the Fair Market Value of Shares at a time within the period that commences one year before such Participant’s Termination Date and ends at the time the amount is received.

For greater certainty, no Participant or any Person with whom such Participant does not deal at arm’s length, as determined for the purposes of the Tax Act, shall be entitled, either immediately or in the future, either absolutely or contingently, to receive or obtain any amount or benefit granted or to be granted for the purpose of reducing the impact, in whole or in part, of any reduction in the Fair Market Value of Shares. No Deferred Stock Units shall be granted hereunder for such purpose.

(b)	Board Retainer Deferred Stock Units.
(i)

An Eligible Recipient who is a director of the Company may elect (subject to the approval of the Administrator no later than December 31st of the calendar year immediately preceding the calendar year to which such election is to apply), irrevocably and in advance, by filing an election notice (the “Election Notice”), to have an amount (the “Elected Amount”) up to 100% of the value of his or her Annual Board Retainer be satisfied in the form of Deferred Stock Units (“Board Retainer Deferred Stock Units”). In the case of an existing director, the election must be completed, signed and delivered to the Company no later than December 15th of the calendar year immediately preceding the calendar year to which such election is to apply. In the case of a new director, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days, after the director’s appointment (subject to the approval of the Administrator within such 30-day period), with such election to be effective for amounts of Annual Board Retainer to be paid after the date of the election for services to be performed subsequent to the date of such Election Notice. For the first year of this Section 10(b) becoming part of the Plan, directors must make such election as soon as possible, and, in any event, no later than 30 days, after adoption of the Plan containing this Section 10(b) and the election shall be effective for amounts of Annual Board Retainer to be paid after the date of the election for services to be performed subsequent to the date of such Election Notice. If no election is validly made or exists in respect of a particular calendar year, the new or existing director will be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(ii)

Notwithstanding Section 10(b)(i), if the Board authorizes a resolution that the Eligible Recipients shall be credited with Board Retainer Deferred Stock Units in lieu of all or a minimum amount of the Annual Board Retainer, then the Eligible Recipients shall be obliged to accept such Board Retainer Deferred Stock Units as payment of such amounts otherwise payable to an Eligible Recipient.

(iii)

The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time (and in any case no later than December 15th of the calendar year immediately preceding the calendar year to which the election relates), designate the Elected Amount as a percentage of the Annual Board Retainer for the applicable calendar year that is to be satisfied in the form of Board Retainer Deferred Stock Units, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

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(iv)

In the event that an Elected Amount would result in the granting of a fractional number of Board Retainer Deferred Stock Units, the number of Board Retainer Deferred Stock Units that are to be granted in respect of such Elected Amount shall automatically, and without requiring any action on the part of the applicable Eligible Recipient, be rounded up to the nearest whole number of Board Retainer Deferred Stock Units.

(v)	Any Election Notice shall, once delivered to the Company, be irrevocable in respect of the calendar year in which it was made.
(vi)

Each director that has filed a valid Election Notice or who is entitled to receive Deferred Stock Units in accordance with Section 10(b)(ii) shall be credited with a number of Board Retainer Deferred Stock Units equal to the portion of the Annual Board Retainer corresponding to the Elected Amount divided by the Fair Market Value as of the corresponding Deferred Stock Unit Grant Date. Board Retainer Deferred Stock Units for any calendar year will be credited to each electing director in equal portions on the last Business Day of each fiscal quarter during the calendar year to which the applicable director’s Elected Amount relates (each such date being a “Deferred Stock Unit Grant Date”) without requiring any further action on the part of the applicable director; provided that if the division of such Board Retainer Deferred Stock Units into equal amounts of Board Retainer Deferred Stock Units would result in a fractional number of Board Retainer Deferred Stock Units being credited to a director on any Deferred Stock Unit Grant Date, the number of Board Retainer Deferred Stock Units that are to be credited to the applicable director on such Deferred Stock Unit Grant Date shall automatically, and without requiring any action on the part of the applicable Eligible Recipient, be rounded up to the nearest whole number of Board Retainer Deferred Stock Units and the number of Board Retainer Deferred Stock Units that are to be credited to the applicable director on the immediately succeeding Deferred Stock Unit Grant Date shall automatically, and without requiring any action on the part of the applicable Eligible Recipient, be reduced on a corresponding basis.

(vii)

In the absence of an Eligible Recipient delivering to the Company a new Election Notice, within the time specified in Section 10(b)(i), in respect of the following calendar year, the Eligible Recipient’s Election Notice shall remain in effect for subsequent calendar years until terminated or changed by the Eligible Recipient.  No Eligible Recipient shall be entitled to file more than one Election Notice for any calendar year unless specifically authorized by resolution of the Board.

(viii)

Any Board Retainer Deferred Stock Units granted to an Eligible Recipient to satisfy an Elected Amount pursuant to this Section 10(b) or in accordance with a resolution of the Board as set forth in Section 10(b)(ii) shall vest in full upon being credited to the applicable Eligible Recipient but will not become payable until the applicable date specified in the Deferred Stock Unit Redemption Notice delivered, or deemed to have been delivered, by the holder thereof to the Company in accordance with the Plan.

(c)	Redemption of Deferred Stock Units.
(i)

Each Participant that holds Deferred Stock Units shall be entitled to redeem his or her Deferred Stock Units on up to two specified dates during the period commencing on the Business Day immediately following his or her Termination Date and ending on December 15th of the first calendar year following such Termination Date, or any shorter redemption period set out in the relevant Award Agreement, by (subject to the appointment of a third party administrator and the implementation of the required procedures of such third party administrator) delivering to the Company a written notice of election (the “Deferred Stock Unit Redemption Notice”), in advance of the applicable Participant’s Termination Date and on a date that is not during a Black-Out Period, indicating (a) the Participant’s election to have their Deferred Stock Units redeemed on one or more particular dates, (b) the desired date(s) of settlement, and (c) the number of Deferred Stock Units desired to be settled on such date(s); provided that such desired date(s) of settlement shall not be permitted to be during a Black-Out Period unless the desired date that is during a Black-Out Period is no less than 30 days following the date of the Deferred Stock Unit Redemption Notice delivered by the Participant in question.

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Appendix A

(ii)

Each Deferred Stock Unit shall be settled in the manner set out in the applicable Award Agreement, which manner of settlement shall be: (i) by way of payment of the cash equivalent of the Fair Market Value of one Share as of the date of settlement; (ii) by way of the issuance of one Share issued from treasury; or (iii) by way of payment and issuance, as applicable, of a combination of cash and Shares.

(iii)

Subject to Section 10(c)(iv), settlement of Deferred Stock Units shall take place as soon as commercially and reasonably possible following the date(s) specified or deemed to be specified in the Deferred Stock Unit Redemption Notice, and in all events prior to December 20th of the calendar year following the calendar year that includes the Participant’s Termination Date.

(iv)

If in the opinion of the Board, a Participant is in possession of material undisclosed information regarding either or both of the Company and the Shares on the date specified or deemed to be specified in the Deferred Stock Unit Redemption Notice, the settlement of such Participant’s Deferred Stock Units shall be postponed until the earliest of the date on which (i) the Board is satisfied the Participant is no longer in possession of any such material undisclosed information, or (ii) December 20th of the year following the year of the Participant’s Termination Date. Notwithstanding the foregoing, in the event that a Participant receives Shares in satisfaction of an Award during a Black-Out Period, the Company shall advise such Participant of the same in writing and such Participant shall not be entitled to sell or otherwise dispose of such Shares until such Black-Out Period has expired.

(v)	Notwithstanding any other provision of the Plan:
(A)	no payment shall be made in respect of a Deferred Stock Unit until after the Participant’s Termination Date; and
(B)	all amounts payable to, or in respect of, a Participant hereunder shall be paid on or before December 31st of the calendar year commencing immediately after the Participant’s Termination Date.
(C)

the following provisions apply to U.S. Participants: (i) if a U.S. Participant is to be given an ability to elect the time of settlement of his Deferred Stock Units, such election may only allow the U.S. Participant to choose a time of settlement that complies with Section 409A of the Code, (ii) for purposes of any payments to be made on a U.S. Participant’s Termination Date, such Termination Date must be the date of the U.S. Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) and such payments must be made within 60 days of such U.S. Participant’s Termination Date, such date during such period determined by the Company in its sole discretion, and (iii) the provisions of Section 10(c)(i) and 10(c)(iv) shall not apply.

(D)

if the Deferred Stock Units of a U.S. Participant are subject to tax under both the income tax laws of Canada and the income tax laws of the United States, the following special rules regarding forfeiture will apply. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under Code Section 409A and/or under paragraph 6801(d) of the regulations under the Tax Act, that may result because of the different requirements as the time of redemption of Deferred Stock Units (and thus the time of taxation) with respect to a U.S. Participant’s Separation from Service and the U.S. Participant’s Termination Date under Canadian tax law. The intended consequence of this Section 10(c)(v)(D) is that payments to such U.S. Participant in respect of Deferred Stock Units will only occur if such U.S. Participant’s cessation of services to the Company or an Affiliate constitutes both a Separation from Service and a Termination Date.  If such a U.S. Participant does not experience both a Separation from Service and a Termination Date such Deferred Stock Units shall be immediately and irrevocably forfeited.

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Appendix A

(d)	Deemed Deferred Stock Unit Redemption Notice and Settlement of Deferred Stock Unit Awards.
(i)

If a Deferred Stock Unit Redemption Notice is not received by the Company on or before a Participant’s Termination Date or the Deferred Stock Unit Redemption Notice does not specify a date or dates within the time period noted in Section 10(c)(i), the Participant shall be deemed to have delivered a Deferred Stock Unit Redemption Notice specifying the Business Day immediately following his or her Termination Date as the desired date of settlement for all Deferred Stock Units held thereby. For Deferred Stock Units subject to Section 409A of the Code, in the event a Participant has not timely delivered a valid Election Notice, the Participant shall be deemed to have delivered a Deferred Stock Unit Redemption Notice specifying the Business Day immediately following the date of his or her Separation From Service as of the desired date of settlement for all Deferred Stock Units held thereby.

(ii)

Each Deferred Stock Unit shall automatically, and without requiring any further action on the part of the holder thereof, be settled on the applicable date specified in the Deferred Stock Unit Redemption Notice delivered, or deemed to have been delivered, by the holder thereof to the Company.

(iii)

Where the settlement of a Deferred Stock Unit is made by way of cash, the calculation of the amount to which the holder thereof is entitled shall be made as of the date specified or deemed to be specified in the Deferred Stock Unit Redemption Notice. All amounts payable, whether in cash or Shares, shall be net of any applicable withholding taxes or other source deductions.

(e)

Deferred Stock Unit Award Agreements. Award Agreements in respect of Deferred Stock Units shall contain such terms that may be considered necessary in order that the Deferred Stock Unit will comply with any provisions respecting deferred share units in the Tax Act (including such terms and conditions so as to ensure that the Deferred Stock Units granted to Canadian Participants do not constitute a “salary deferral arrangement” as defined in subsection 248(1) of the Tax Act by reason of the exemption in paragraph 6801(d) of the regulations to the Tax Act) or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Company.

(f)

Award of Dividend Equivalents. Dividend equivalents may, as determined by the Board in its sole discretion, be awarded in respect of Deferred Stock Units on the same basis as cash dividends declared and paid on Shares as if the Participant was a shareholder of record of Shares on the relevant record date. Dividend equivalents, if any, will be credited to the Participant in additional Deferred Stock Units, the number of which shall be equal to a fraction where the numerator is the product of (i) the number of Deferred Stock Units of such Participant on the date that dividends are paid multiplied by (ii) the dividend paid per Share and the denominator of which is the Fair Market Value of one Share calculated on the date that dividends are paid. Any additional Deferred Stock Units credited to a Participant as a dividend equivalent pursuant to this Section 10(f) shall be subject to the same terms and conditions, including vesting conditions, and time of payment, as the underlying Deferred Stock Unit Award.

11.Other Stock-Based Awards.

Subject to the rules and policies of the Toronto Stock Exchange, other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards.

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Appendix A

12.Stock Bonuses.

In the event that the Administrator grants a Stock Bonus, the Shares constituting such Stock Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.Cash Awards.

The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance criteria.

14.Change in Control Provisions.

Except as provided in the applicable Award Agreement, in the event that (a) a Change in Control occurs and (b) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:

(a)	any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable with respect to any purely time-based conditions;
(b)

the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse with respect to any purely time-based conditions and such Awards shall be deemed fully vested with respect to any purely time-based conditions; and

(c)

any performance conditions imposed with respect to any Award shall be deemed to be achieved at the greater of target and actual performance levels (as determined by the Administrator in its discretion) and any Awards (or portion thereof) that remain unvested or unexercisable shall be forfeited.

For purposes of this Section 14, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to substantially the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common equity of the acquiring entity or its direct or indirect parent (or cash or such other security as may be determined by the Administrator, in its discretion). The provisions of this Section 14 shall also apply in the event of the termination of a Participant’s employment for Good Reason on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, but only to the extent specifically provided in the applicable Award Agreement.

15.Voting Proxy.

The Company reserves the right to require the Participant, to the fullest extent permitted by applicable law, to appoint such Person as shall be determined by the Administrator in its sole discretion as the Participant’s proxy with respect to all applicable unvested Awards of Restricted Stock which the Participant may be the record holder of from time to time to (A) attend all meetings of the holders of the shares of Common Stock, with full power to vote and act for the Participant with respect to such Awards in the same manner and extent that the Participant might were the Participant personally present at such meetings, and (B) execute and deliver, on behalf of the Participant, any written consent in lieu of a meeting of the holders of the shares of Common Stock in the same manner and extent that the Participant might but for the proxy granted pursuant to this sentence.

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Appendix A

16.Amendment and Termination.

(a)

The Administrator may amend, alter or terminate the Plan in its sole discretion without stockholder approval (except as otherwise set forth in the Plan or as required by applicable law), but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any outstanding Award without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any outstanding Award, without stockholder approval (except as otherwise set forth in the Plan or as required by applicable law), prospectively or retroactively, but, subject to Section 5 hereof, no such amendment shall impair the rights of any Participant without the Participant’s consent; provided that the Administrator may amend the terms of any such Award to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Award to any applicable law, government regulation or stock exchange listing requirement relating to such Award (including, but not limited to, Section 409A of the Code), and by accepting an Award under this Plan, the Participant thereby agrees to any amendment made pursuant to this Section 16 to such Award (as determined by the Administrator) without further consideration or action.

(b)	Notwithstanding Section 16(a), other than for adjustments made pursuant to Section 5 hereof, the Administrator shall be required to obtain stockholder approval to make the following amendments:
(i)	Any amendment to increase the maximum number of shares of Common Stock reserved for issuance under the Plan;
(ii)

Any amendment to the terms of outstanding Options, Stock Appreciation Rights, or other entitlements to reduce the Exercise Price or Base Price, as applicable, of such Options, Stock Appreciation Rights, or other entitlements;

(iii)

Any cancellation of outstanding Options, Stock Appreciation Rights, or other entitlements in exchange for Options, Stock Appreciation Rights, or other entitlements with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options, Stock Appreciation Rights, or other entitlements;

(iv)

Any cancellation of outstanding Options, Stock Appreciation Rights, or other entitlements with an Exercise Price that is less than one hundred percent (100%) of the Fair Market Value of the related Shares in exchange for cash or Cash Awards;

(v)	Any amendment that extends the term of outstanding Options or Stock Appreciation Rights or any other Awards beyond the original expiry; and
(vi)	Amendments to the plan amendment provisions.

17.Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

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Appendix A

18.Withholding Taxes.

(a)

Notwithstanding any other provision of the Plan, all distributions, issuances or delivery of Shares or payments to a Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) under the Plan shall be made net of applicable tax withholdings and other source deductions. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Without limiting the foregoing:

(i)

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company.

(ii)

Unless otherwise determined by the Administrator, subject to compliance with relevant Black-Out Periods and applicable law, if the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then the withholding obligation shall be satisfied by the sale by the Company, the Company’s transfer agent and registrar or any administrative agent or trustee appointed by the Company, on behalf of and as agent for the Participant as soon as permissible and practicable, of such number of Shares as would be required for the proceeds of such sale to amount to no less than the sum of the values of the applicable tax required to be withheld and the other source deductions required to be made by the Company, which proceeds shall be delivered to the Company for remittance of the applicable amounts to the appropriate governmental authorities.

(iii)

The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.  Without limiting the foregoing, in the Company may implement special administrative procedures to withhold additional shares of Common Stock in respect of a Participant’s withholding obligations in instances where the Administrator determines that a “sell-to-cover” arrangement has not yielded sufficient proceeds to satisfy the applicable withholding obligation.  Such procedures shall be implemented in a manner intended to constitute exempt dispositions for purposes of any Participant who is subject to reporting under Section 16 of the Exchange Act.  Any delivery obligations of the Company hereunder may be made subject to such administrative procedures, in the discretion of Administrator and notwithstanding anything herein to the contrary (but subject to Section 29 hereof).

19.Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing, directly or indirectly, by operation of law or otherwise (each, a “Transfer”) will be valid. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Shares or other property underlying such Award. An Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

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Appendix A

20.Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time. References in this Plan to “employment”, “employees” or similar/related terms or concepts shall be construed to include “partnerships,” “partners” or similar/related terms or concepts where an individual’s relationship with the Company or its Affiliates is based on their status being that of a partner of a partnership rather than as an employee. Any wording amendments necessary to give effect to such intent shall be implied into this Plan but shall not serve to imply an employment relationship between (i) the Company or its Affiliates; and (ii) an individual, where such an employment relationship did not exist previously.

21.Effective Date.

The Plan was adopted by the Board on April 23, 2025, and shall become effective without further action as of the date that it is approved by the Company’s stockholders (the “Effective Date”).

22.Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

23.Securities Matters and Regulations.

(a)

Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b)

Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)

In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against Transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

24.No Fractional Shares.

No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

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Appendix A

25.Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

26.Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

27.Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

28.Clawback.

Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement). A Participant receiving an Award under the Plan shall be deemed to have acknowledged and agreed to the application of any such policy or policies.

29.Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and operated in accordance therewith. Any deferral elections made hereunder by U.S. Participants shall be required to be made in a manner which complies with the requirements of Section 409A, notwithstanding anything herein to the contrary. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Administrator shall have the sole authority to make any accelerated distributions permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants with respect to any deferred amounts, provided that such distributions meets the requirements of Treas. Reg. Section 1.409A-3(j)(4). The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

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Appendix A

30.Governing Law.

The Plan, and all claims, causes of action, actions, suits, and proceedings (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Plan, or the negotiation, execution or performance of this Plan (including any claim, cause of action, action, suit, or proceeding based upon, arising out of, or related to any transaction contemplated by this Plan, any representation or warranty made in or in connection with this Plan, or as an inducement to enter into this Plan or accept an Award), shall be governed by, enforced in accordance with, and construed in accordance with the laws of the State of Delaware, including its statutes of limitations, without giving effect to the principles of conflicts of law of such state that would result in the application of the statute of limitations of any other jurisdiction.

31.Titles and Headings.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

32.Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, conversion, domestication, transfer, continuance or other reorganization of the Company.

33.Relationship to Other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

A-25 | 2025 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V74624-P32094 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! HUT 8 CORP. 1. To elect eight directors to serve until our 2026 Annual Meeting of Stockholders. Nominees: The Board of Directors recommends you vote FOR the following proposal: NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Joseph Flinn 1b. Asher Genoot 1c. Michael Ho 1d. E. Stanley O'Neal 1e. Carl J. (Rick) Rickertsen 1f. Mayo A. Shattuck III 1g. William Tai 1h. Amy Wilkinson 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers. 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 5. To approve an amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote for 1 YEAR on the following proposal: The Board of Directors recommends you vote FOR the following proposals: 1 Year 2 Years 3 Years Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw HUT 8 CORP. 1101 BRICKELL AVE., SUITE 1500 MIAMI, FL 33131 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HUT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V74625-P32094 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. HUT 8 CORP. ANNUAL MEETING OF STOCKHOLDERS JUNE 18, 2025 AT 10:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUT 8 CORP. The undersigned hereby appoints Asher Genoot and Victor Semah, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Hut 8 Corp. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 18, 2025, at www.virtualshareholdermeeting.com/HUT2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE